UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Ashford Inc.
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2020 Proxy Statement
Annual Meeting of Stockholders

Thursday, May 14, 2020
10:00 a.m., Central Time
Ashford Inc.
14185 Dallas Parkway, Suite 1200
Dallas, Texas 75254

April 1, 2020
Dear Stockholders:
On behalf of the Board of Directors of Ashford Inc., I cordially invite you to attend our 2020 Annual Meeting of Stockholders, which will be held at 10:00 a.m. Central Time on Thursday, May 14, 2020 at 14185 Dallas Parkway, Suite 1200 Dallas, Texas 75254.
2019 was a year of considerable achievement for Ashford Inc. as we delivered solid financial results, successfully executed on our high-growth, fee-based business model and continued to leverage our hospitality and investment experience to identify and invest in hospitality related opportunities where we can take our management expertise and the size and diversity of the hotel portfolios at our advised REITs to accelerate substantial growth. We are confident in our long-term strategy and believe we have significant opportunities to continue to accelerate Ashford’s growth and create meaningful value for our stockholders.
In 2019, we delivered solid financial and operating performance—with significant growth in revenue and adjusted earnings—and we are very pleased with the groundwork we are laying for the continued success of our platform. We entered 2020 well-positioned for further growth.
While we have accomplished a great deal over the last year, and are excited about our progress, as I write this today we are in the middle of turbulent and unprecedented times. The novel coronavirus (COVID-19) is wreaking havoc in our industry and in our economy—people are losing jobs, businesses are shutting down, quarantines are being implemented.
It is in difficult moments like this that leadership and work ethic can turn obstacles to opportunities. I assure you that your management team and all of the associates at Ashford Inc. are doing everything in our power to protect value during the crisis and position the company for growth post-crisis. It is challenging, but we believe we will be up to the task.
We encourage you to read this proxy statement carefully and to vote your proxy as soon as possible so that your shares will be represented at the meeting.
Sincerely,

Monty J. Bennett
Founder, Chief Executive Officer and Chairman of the Board

Notice of 2020 Annual Meeting of Stockholders
Meeting Date:	Thursday, May 14, 2020

Meeting Time:	10:00 a.m., Central Time

Meeting Location:	Ashford Inc. 14185 Dallas Parkway, Suite 1200 Dallas, Texas 75254
Meeting Agenda
1.	Election of seven directors;
2.	Advisory approval of our executive compensation;
3.	Advisory approval on the frequency of future advisory votes on executive compensation;
4.	Ratification of the appointment of BDO USA, LLP as our independent auditor for 2020; and
5.	Transaction of any other business that may properly come before the annual meeting.
Record Date
You may vote at the 2020 Annual Meeting of Stockholders the shares of common stock and Series D Cumulative Convertible Preferred Stock (which vote on an as-converted basis with our common stock, subject to certain limitations) of which you were the holder of record at the close of business on March 16, 2020.
Review your proxy statement and vote in one of the four ways:
•	In person: Attend the Annual Meeting and vote by ballot.
•	By telephone: Call the telephone number and follow the instructions on your proxy card.
•	Via the internet: Go to the website address shown on your proxy card and follow the instructions on the website.
•	By mail: Mark, sign, date and return the proxy card.
By order of the Board of Directors,

Deric S. Eubanks,
Chief Financial Officer
14185 Dallas Parkway, Suite 1100
Dallas, Texas 75254
April 1, 2020

2020 Proxy Statement i

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 2020.

The Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders and the Annual Report to Stockholders for the fiscal year ended December 31, 2019, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, are available at www.ashfordinc.com by clicking the “INVESTORS” tab, then the “SEC Filings” tab and then the “Annual Meeting Material” link. The information contained on our website is expressly not incorporated by reference into this proxy statement.

ii	2020 Proxy Statement

SUMMARY
This summary highlights selected information contained in this proxy statement, but it does not contain all the information you should consider in determining how to vote your shares of our common stock or Series D Cumulative Convertible Preferred Stock (“Series D Convertible Preferred Stock”) (which vote on an as-converted basis with our common stock, subject to certain limitations) at the 2020 annual meeting of stockholders of the Company. We urge you to read the entire proxy statement before you vote. This proxy statement or the Notice of Internet Availability of Proxy Materials was first made available to stockholders on or about April 1, 2020.
We are providing these proxy materials in connection with the solicitation by the Board of Directors of Ashford Inc. of proxies to be voted at our 2020 annual meeting of stockholders.
In this proxy statement, unless otherwise indicated or as the context otherwise requires:
•	“we,” “our,” “us,” “Ashford,” and the “Company” each refers to Ashford Inc. (NYSE American: AINC), a Nevada corporation;
•	“Annual Meeting” refers to the 2020 annual meeting of stockholders of the Company;
•	“Ashford LLC” refers to Ashford Hospitality Advisors LLC, a Delaware limited liability company and our subsidiary;
•	“Ashford Trust” refers to Ashford Hospitality Trust, Inc. (NYSE: AHT), a Maryland corporation and real estate investment trust (“REIT”);
•	“Board of Directors” or “Board” means the board of directors of Ashford Inc.;
•	“Braemar” refers to Braemar Hotels & Resorts Inc. (NYSE: BHR), a Maryland corporation and REIT;
•	“Code” refers to the Internal Revenue Code of 1986, as amended;
•	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;
•	“NYSE American” refers to NYSE American LLC, the stock exchange on which shares of our common stock are listed for trading;
•
“Premier” refers to Premier Project Management LLC, a Maryland limited liability company and a subsidiary of Ashford LLC, that provides project management services, including construction management, interior design, architectural services, and the purchasing, expediting, warehousing coordination, freight management and supervision of installation of fixtures, furniture, furnishings and equipment (“FF&E” ), and related services. On August 8, 2018, we completed our acquisition of Premier, the business of which was formerly conducted by affiliates of Remington Lodging (as defined below);

•
“Remington Lodging” refers to Remington Lodging & Hospitality, LLC, a Delaware limited liability company and hotel management company that was owned by Mr. Monty J. Bennett, our Chief Executive Officer and Chairman of the Board, and his father, Mr. Archie Bennett, Jr., Chairman Emeritus of Ashford Trust before its acquisition by Ashford Inc. on November 6, 2019. “Remington” refers to the same entity after the acquisition was completed, resulting in Remington Lodging & Hospitality, LLC becoming a subsidiary of Ashford Inc.;

•	“SEC” refers to the U.S. Securities and Exchange Commission;
•	“Securities Act” refers to the Securities Act of 1933, as amended; and
•	“stockholders” refers to holders of our common stock, par value $0.001 per share and holders of our Series D Convertible Preferred Stock, collectively, or as the context may require, individually.
We, together with Ashford LLC, serve as external advisor to each of Ashford Trust and Braemar. In this proxy statement, we refer to Ashford Inc. and Ashford LLC collectively as “advisor.”

2020 Proxy Statement 1

Annual Meeting of Stockholders
Time and Date	Record Date
10:00 a.m., Central Time, May 14, 2020	March 16, 2020
Place	Number of Common Shares Eligible to Vote at the Annual Meeting as of March 16, 2020
Ashford Inc. 14185 Dallas Parkway, Suite 1200 Dallas, Texas 75254	2,461,751
Voting Matters
Matter	Board Recommendation	Page Reference (for more detail)
Election of Directors	✔ For each director nominee	5
Advisory Approval of Our Executive Compensation	✔ For	36
Advisory Approval on the Frequency of Future Advisory Votes on Executive Compensation	✔ Every Year	37
Ratification of Appointment of BDO USA, LLP	✔ For	38
We intend to hold the Annual Meeting in person. However, we are sensitive to concerns related to public health and travel that our stockholders may have and are monitoring the protocols that federal, state, and local governments may recommend or require in light of the evolving novel coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on meeting attendees (beyond those described herein) or may decide to hold the meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). In the event we determine it is necessary or appropriate to take additional steps regarding how we conduct the Annual Meeting, we will announce this decision in advance, and details will be posted on our website and filed with the SEC.
Board Nominees
The following table provides summary information about each director nominee. All directors of the Company are elected annually by a plurality of all of the votes cast for and against each nominee.
Name, Age	Director Since	Principal Occupation	Committee Memberships*			Other U.S. Public Company Boards
			A	NCG	CC
Monty J. Bennett, 54	2014	Chairman and Chief Executive Officer of the Company; Chairman of Ashford Trust; Chairman of Braemar				Ashford Trust; Braemar
Dinesh P. Chandiramani, 52 (F)	2014	Regional Vice President, Franchise Sales and Development, Americas of Radisson Hotel Group	✔ (C)
Darrell T. Hail, 54	2014	President, Women’s A.R.C., LLC	✔	✔	✔ (C)
J. Robison Hays, III, 42	2014	Co-President and Chief Strategy Officer of Ashford Inc.; Chief Strategy Officer of Ashford Trust and Braemar
Uno Immanivong, 42	2017	Chef and Owner of Red Stix	✔	✔
W. Michael Murphy, 74	2018	Head of Lodging at First Fidelity Mortgage Corporation; Director at American Hotel Income Properties REIT LP			✔
Brian Wheeler, 51 (L)	2014	Chief Technology Officer at Nieman Printing; Principal at Evolution		✔ (C)	✔
*
Reflects current committee membership of current directors standing for re-election only and is not intended to imply any future committee membership after the election of our directors at the Annual Meeting. The Board, in consultation with the Nominating and Corporate Governance Committee, will determine the appropriate committee membership for the forthcoming year after the completion of the Annual Meeting.

A: Audit Committee

2	2020 Proxy Statement

NCG: Nominating and Corporate Governance Committee
CC: Compensation Committee
(L): Lead Director
(F): Audit Committee Financial Expert
(C): Chair
Summary of Director Diversity and Experience
The Board embodies a broad and diverse set of experiences, qualifications, attributes and skills. Below is a brief summary of some of the attributes, skills and experiences of our director nominees. For a more complete description of each director nominee’s qualifications, please see their biographies.

Corporate Governance Highlights
We are committed to the values of effective corporate governance and high ethical standards. Our Board believes that these values are conducive to the strong performance of the Company and creating long term stockholder value. Our governance framework gives our independent directors the structure necessary to provide oversight, direction, advice and counsel to the management of the Company. This framework is described in more detail in our Corporate Governance Guidelines and our Code of Business Conduct and Ethics, which can be found on our website at www.ashfordinc.com by clicking the “INVESTORS” tab, then the “Corporate Governance” tab and then the “Governance Documents” link. The information contained on our website is expressly not incorporated by reference into this proxy statement.
Set forth below is a summary of our corporate governance framework.

Board Independence
•	All directors, except our Chairman and Mr. J. Robison Hays, III, our Co-President and Chief Strategy Officer, are independent

Board Committees
•	We have three standing Board committees:
	•	Audit Committee
	•	Compensation Committee
	•	Nominating and Corporate Governance Committee
•	All committees are composed entirely of independent directors

2020 Proxy Statement 3

Leadership Structure
•	Fully independent and empowered Lead Director with broadly-defined authority and responsibilities

Risk Oversight
•	Regular Board review of enterprise risk management and related policies, processes and controls
•	Board committees exercise oversight of risk for matters under their purview

Open Communication
•	We encourage open communication and strong working relationships among the Lead Director, Chairman and Chief Executive Officer and other directors and officers
•	Our directors have full access to management and employees

Stock Ownership
•	Stock ownership guidelines for directors and executives are set forth in our Corporate Governance Guidelines as follows:
	•	Our directors should own shares of our common stock in an amount in excess of 3x the annual board retainer fee
	•	Our Chief Executive Officer should own shares of our common stock in an amount in excess of 6x his annual base salary
	•	Each of our Co-Presidents (if not also the Chief Executive Officer) should own shares of our common stock in an amount in excess of 4x his annual base salary
	•	Our other executive officers should own shares of our common stock in an amount in excess of 3x his or her annual base salary
•	Comprehensive insider trading policy
•	Prohibitions on hedging and pledging transactions

Accountability to Stockholders
•	We have a non-classified Board and elect every director annually
•	Stockholders holding at least a majority of the voting power of our outstanding voting shares may call special meetings of stockholders
•	Stockholders have the power to amend the bylaws by the vote of a majority of the voting power of our outstanding capital stock
•	Board receives regular updates from management regarding interaction with stockholders and prospective investors

Board Practices
•	Robust annual Board and committee self-evaluation process
•	Mandatory director retirement at age 70 unless waived by the Board
•	Balanced and diverse Board composition
•	Limits on outside public company Board service

Conflicts of Interest
•	Matters relating to Ashford Trust, Braemar or any other related party are subject to the approval of a majority of our disinterested directors

4	2020 Proxy Statement

PROPOSAL ONE—ELECTION OF DIRECTORS
All of our directors are elected annually by our stockholders. If elected by the required vote, each of the persons nominated as director will serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified. Our Nominating and Corporate Governance Committee has recommended, and the Board of Directors has nominated, for re-election each of the persons currently serving as directors of the Company.
If any nominee becomes unable to stand for election as a director, an event that the Board of Directors does not presently expect, the Board of Directors reserves the right to nominate substitute nominees prior to the Annual Meeting. In such a case, the Company will file an amended proxy statement that will identify the substitute nominees, disclose whether such nominees have consented to being named in such revised proxy statement and to serve, if elected, and include such other disclosure relating to such nominees as may be required under the Exchange Act.
The affirmative vote of a plurality of all of the votes cast for and against each nominee at the Annual Meeting will be required to elect each nominee to the Board of Directors.
Set forth below are the names, principal occupations, committee memberships, ages, directorships held with other companies, and other biographical data for each of the seven nominees for director, as well as the month and year each nominee first began his or her service on the Board of Directors.
The Board of Directors unanimously recommends a vote FOR all nominees.

2020 Proxy Statement 5

Nominees for Election as Director
MONTY J. BENNETT
Age: 54 Chairman and Chief Executive Officer since 2014
Monty J. Bennett has served as our Chief Executive Officer and Chairman of the Board of Directors since November 2014. He has served as Chairman of the board of directors of Braemar since April 2013. Mr. Bennett has also served on Ashford Trust’s board of directors since May 2003 and served as its Chief Executive Officer from that time until February 2017. Effective in January 2013, Mr. Bennett was appointed as the Chairman of the board of directors of Ashford Trust. Prior to January 2009, Mr. Bennett also served as Ashford Trust’s President. Mr. Bennett currently serves as the chair of Ashford Trust’s Acquisitions Committee. Mr. Bennett joined Remington Lodging in 1992 and has served in several key positions, such as President, Executive Vice President, Director of Information Systems, General Manager and Operations
Director.

Mr. Bennett holds a Master’s degree in Business Administration from the S.C. Johnson Graduate School of Management at Cornell University and a Bachelor of Science degree with distinction from the Cornell School of Hotel Administration. He is a life member of the Cornell Hotel Society. He has over 26 years of experience in the hotel industry and has experience in virtually all aspects of the hospitality industry, including hotel ownership, finance, operations, development, asset management and project management. He is a member of the American Hotel & Lodging Association’s Industry Real Estate Finance Advisory Council (IREFAC), the Global Advisory Council of Hoftel, a worldwide hotel ownership group, and is on the Advisory Editorial Board for GlobalHotelNetwork.com. He is also a member of the CEO Fiscal Leadership Council for Fix the Debt, a non-partisan group dedicated to reducing the nation’s federal debt level and on the advisory Board of Texans for Education Reform. Formerly, Mr. Bennett was a member of Marriott’s Owner Advisory Council and Hilton’s
Embassy Suites Franchise Advisory Council.

Mr. Bennett is a frequent speaker and panelist for various hotel development and industry conferences, including the NYU Lodging Conference and the Americas Lodging Investment Summit conferences. Mr. Bennett received the Top Performing CEO Award from HVS for 2011. This award is presented each year to the CEO in the hospitality industry who offers the best value to stockholders based on HVS’ pay for performance model. The model compares financial results relative to CEO compensation, as well as stock appreciation, company growth and increases in
EBITDA.

Experience, Qualifications, Attributes and Skills: Mr. Bennett’s extensive industry experience as well as the strong and consistent leadership qualities he has displayed in his current role as the Chief Executive Officer and Chairman of the Board of the Company, and his experience with, and knowledge of, the Company and its operations gained in those roles, his prior role as the Chief Executive Officer and his current role as the Chairman of each of Ashford Trust and Braemar, are vital qualifications and skills that make him uniquely qualified to serve as a director of the Company and as the Chairman of the Board.

6	2020 Proxy Statement

DINESH P. CHANDIRAMANI
Age: 52 Director since 2014 Independent Committees: • Audit (chair) Audit Committee Financial Expert
Dinesh P. Chandiramani has served on the Board since November 2014 and currently serves as chair of our Audit Committee. Mr. Chandiramani serves as Senior Vice President, Franchise Sales and Development, Americas for Radisson Hotel Group and is Founder and Partner at America TMC. From 2008 to 2015, Mr. Chandiramani has served since 2008 as the Chief Executive Officer and President of Hyphen Construction Group, a national general contracting firm specializing in the hospitality industry. Prior to joining Hyphen Construction Group, Mr. Chandiramani worked at Response Remediation Service Company, a remediation and restoration contracting company, from 2002 to 2008.

Experience, Qualifications, Attributes and Skills: He has demonstrated his commitment to boardroom excellence by completing NACD’s comprehensive program of study for corporate directors. Mr. Chandiramani attended Texas Tech University. He supplements his skill sets through ongoing engagement with the director community and access to leading practices, which are beneficial to his service on the Board. In addition, Mr. Chandiramani brings his experience with, and knowledge of, the Company and its operations gained as a director of the Company since November 2014 to his role as a director of the Company.

DARRELL T. HAIL
Age: 54 Director since 2014 Independent Committees: • Audit • Compensation (chair) • Nominating and Corporate Governance
Darrell T. Hail has served on the Board since November 2014 and currently serves as chair of our Compensation Committee and a member of our Audit Committee and our Nominating and Corporate Governance Committee. Mr. Hail is the President of Womens A.R.C., LLC and served as a producer at Hotchkiss Insurance Agency, a Texas based insurance agency, from 2011 through 2018. Prior to joining Hotchkiss Insurance Agency, Mr. Hail served as a producer at USI, an insurance brokering and consulting agency, from 2005 to 2011 and at Summit Global Partners, a Dallas-based insurance agency from 2002 to 2005. From 1995 through 2002, Mr. Hail served as the manager and owner of Westlake Golf in The Hills, a retail golf operation in Austin, Texas. Mr. Hail earned his Bachelor of Arts in History from the University of Texas at
Austin in 1988.

Experience, Qualifications, Attributes and Skills: Mr. Hail brings significant business experience, including the design and implementation of complex insurance programs for clients in various industries, to the Board. In addition, Mr. Hail brings his experience with, and knowledge of, the Company and its operations gained as a director of the Company since November 2014 to his role as a director of the Company.

2020 Proxy Statement 7

J. ROBISON HAYS, III
Age: 42 Director since 2014 Co-President and Chief Strategy Officer
J. Robison Hays, III has served on the Board since November 2014. He became our Co-President in March 2018. He has served as our Chief Strategy Officer since November 2014 and has served in that capacity for Ashford Trust and Braemar since May 2015. Mr. Hays served as the Senior Vice President of Corporate Finance and Strategy for us, Braemar and Ashford Trust until May 2015. Mr. Hays also serves as Chief Investment Officer of AIM. Mr. Hays has been with Ashford Trust since April 2005. Mr. Hays is responsible for the formation and execution of our strategic initiatives, working closely with our Chief Executive Officer. He also oversees all financial analysis as it relates to our corporate model, including acquisitions, divestitures, refinancings, hedging, capital market transactions and major capital outlays.

Prior to 2013, in addition to his other responsibilities, Mr. Hays was in charge of Ashford Trust’s investor relations group. Mr. Hays is a frequent speaker at industry and Wall Street investor conferences. Prior to joining Ashford Trust, Mr. Hays worked in the Corporate Development office of Dresser, Inc., a Dallas-based oil field service and manufacturing company, where he focused on mergers, acquisitions and strategic direction. Before working at Dresser, Mr. Hays was a member of the Merrill Lynch Global Power & Energy
Investment Banking Group based in Texas.

Mr. Hays has been a frequent speaker at various lodging, real estate and alternative investment conferences around the globe. He earned his A.B. in Politics with a certificate in Political Economy from Princeton University and later studied philosophy at the Pontifical University of the Holy Cross in Rome, Italy.

Experience, Qualifications, Attributes and Skills: Mr. Hays brings extensive business and finance experience gained while serving as Chief Strategy Officer for Ashford Trust, Braemar and Ashford LLC, as well as his experience with the formation and execution of our strategic initiatives, to the Board. In addition, Mr. Hays brings his experience with, and knowledge of, the Company and its operations gained as a director of the Company since November 2014 to his role as a director of the Company.

UNO IMMANIVONG
Age: 42 Director since 2017 Independent Committees: • Audit • Nominating and Corporate Governance
Uno Immanivong has served on the Board since May 2017 and currently serves as a member of our Audit Committee and our Nominating and Corporate Governance Committee. Ms. Immanivong has been the Chef and Owner of Red Stix since April 2017. Her role as a chef and owner of restaurants include day-to-day management, training, budgeting, sales forecasting, creation and promotion of special events, review inventory, complete payroll and compensation incentive for managers, coordinate and tape television appearances, and confer with partners on financials and growth planning.

From March 2005 to September 2013, Ms. Immanivong was a Regional Sales and Support Consultant for Wells Fargo Home Mortgage, where she was responsible for working with the Regional Manager and regional sales management staff in the implementation and consistent execution of sales strategy and sales support functions. She was also the primary support resource for the region and liaison with the division management team, division implementation team, Compliance, Audit, Academy and other home office functional groups. Further, she assisted in the preparation of regional forecasting and budgeting, ensured the communication of and adherence to sales policies, compiled and reviewed audit report and reports findings, developed plans to address audit deficiencies, and developed reporting mechanisms and trend analysis to identify business needs and opportunities. From 1998 until 2005, Ms. Immanivong held various positions at Citibank, including mortgage loan underwriter and mortgage cross sell product manager.

Experience, Qualifications, Attributes and Skills: Ms. Immanivong brings her familiarity with the restaurant industry and business management to the Board.

8	2020 Proxy Statement

W. MICHAEL MURPHY
Age: 74 Director since 2018 Independent Committees: • Compensation
W. Michael Murphy has served on the Board since August 2018 and currently serves as a member of our Compensation Committee. Mr. Murphy is the Head of Lodging and Leisure Capital Markets of the First Fidelity Mortgage Corporation, a position he has held since 2002. Mr. Murphy served on the board of directors of Braemar from 2013 to 2017 and served on the board of directors of Ashford Trust from August 2003 until November 2014. He also serves as a director of American Hotel Income Properties REIT LP (TSX: HOT.UN, HOT.U), the President of the Atlanta Hospitality Alliance and on the Advisory Board of Radical Innovations. From 1998 to 2002, Mr. Murphy served as the Senior Vice President and Chief Development Officer of ResortQuest International, Inc., a public, NYSE-listed company. Prior to joining ResortQuest, from 1995 to 1997, he was President of Footprints International, a company involved in the planning and development of environmentally friendly hotel properties. From 1994 to 1996, Mr. Murphy was a Senior Managing Director of Geller & Co., a Chicago-based hotel advisory and asset management firm. Prior to that, Mr. Murphy was a partner in the investment firm of Metric Partners, where he was responsible for all hospitality-related real estate matters, including acquisitions, sales and the company’s investment banking platform. Mr. Murphy served in various development roles at Holiday Inns, Inc. from 1973 to 1980. Mr. Murphy has been Co-Chairman of the Industry Real Estate Finance Advisory Council (IREFAC) four times. Mr. Murphy is a member of the Hotel Development Council of the Urban Land
Institute.

Experience, Qualifications, Attributes and Skills: Mr. Murphy has over 42 years of hospitality experience. During his career at Holiday Inns, Inc. and Metric Partners, Mr. Murphy negotiated the acquisition of over fifty hotels, joint ventures and hotel management contracts. At Geller & Co., he served as asset manager for institutional owners of hotels, and at ResortQuest, he led the acquisition of the company’s portfolio of rental management operations. He has extensive contacts in the hospitality industry and in the commercial real estate lending community that are beneficial in his services on the board.

BRIAN WHEELER
Age: 51 Lead Director Director since 2014 Independent Committees: • Compensation • Nominating and Corporate Governance (chair)
Brian Wheeler has served on the Board since November 2014 and currently serves as our lead independent director (“Lead Director”), as chair of our Nominating and Corporate Governance Committee and as a member of our Compensation Committee. Mr. Wheeler is the Chief Technology Officer, Director Print Management and Director Digital Operations of Nieman Printing, Inc., one of the largest wholesale printing facilities in the Southwest United States, and a Principal of Evolution, a coaching and mentoring program for executives, since July 2012. Mr. Wheeler has served as a marketing and communications strategist at Visible Dialogue, a boutique marketing and communications consultancy firm, since July 2010 and as a member of the board of directors of Visible
Dialogue since May 2011.

Experience, Qualifications, Attributes and Skills: Mr. Wheeler brings more than 15 years of experience delivering print management and marketing and communication solutions, as well as over 10 years of experience driving brand development and growth strategies, to the Board of Directors. In addition, Mr. Wheeler brings his experience with, and knowledge of, the Company and its operations gained as a director of the Company since November 2014 to his role as a director of the Company.

2020 Proxy Statement 9

Summary of Director Qualifications, Skills, Attributes and Experience
Our Nominating and Corporate Governance Committee and the full Board believe a complementary mix of diverse qualifications, skills, attributes and experiences will best serve the Company and its stockholders. The summary of our directors’ qualifications, skills, attributes and experiences that appears below, and the related narrative for each director nominee appearing in the directors’ biographies above, note some of the specific experience, qualifications, attributes and skills for each director that the Board considers important in determining that each nominee should serve on the Board in light of the Company’s business, structure and strategic direction. The absence of a checkmark for a particular skill does not mean the director in question is unable to contribute to the decision making process in that area.

10	2020 Proxy Statement

CORPORATE GOVERNANCE
The Board is committed to corporate governance practices that promote the long term interest of our stockholders. The Board regularly reviews developments in corporate governance and updates the Company’s corporate governance framework, including its corporate governance policies and guidelines, as it deems necessary and appropriate. Our policies and practices reflect corporate governance initiatives that comply with the listing requirements of the NYSE American and the corporate governance requirements of the Sarbanes Oxley Act of 2002. We maintain a corporate governance section on our website, which includes key information about our corporate governance initiatives including our Corporate Governance Guidelines, charters for the committees of the Board, our Code of Business Conduct and Ethics and our Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer. The corporate governance section can be found on our website at www.ashfordinc.com by clicking the “INVESTORS” tab, then the “Corporate Governance” tab and then the “Governance Documents” link. The information contained on our website is expressly not incorporated by reference into this proxy statement.
Code of Business Conduct and Ethics
Our Code of Business Conduct and Ethics applies to each of our directors and officers (including our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Chief Operating Officer, Chief Strategy Officer, Executive Vice President, General Counsel and Secretary (or their respective successors)) and our employees. Among other matters, our Code of Business Conduct and Ethics is designed to deter wrongdoing and to promote:
•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest;
•	full, fair, accurate, timely and understandable disclosure in our reports filed with the SEC and our other public communications;
•	compliance with applicable governmental laws, rules and regulations;
•	prompt internal reporting of violations of the code to appropriate persons identified in the code;
•	protection of Company assets, including corporate opportunities and confidential information; and
•	accountability for compliance to the code.
Any waiver of the Code of Business Conduct and Ethics for our executive officers or directors may be made only by the Board or one of the Board committees and will be promptly disclosed if and to the extent required by law or stock exchange regulations.
Board Leadership Structure
The Board regularly considers the optimal leadership structure for the Company and its stockholders. In making decisions related to our leadership structure, specifically when determining whether to have a joint Chief Executive Officer and Chairman or to separate these offices, the Board considers many factors, including the specific needs of the Company in light of its current strategic initiatives and the best interest of our stockholders.
Upon the completion of our spin-off from Ashford Trust in November 2014, the Board determined that Mr. Monty J. Bennett was the best candidate to fill the role of Chairman of the Board as well as to serve as our Chief Executive Officer. In making this determination, the Board took into consideration the Company’s strategic initiatives, Mr. Monty J. Bennett’s expertise in the hospitality industry, which he has developed over the last 26 years, and his superior performance, as evidenced by the total stockholder return during Mr. Monty J. Bennett’s tenure as Chief Executive Officer of Ashford Trust. The Board continues to believe that combining the roles of Chairman and Chief Executive Officer at this time is in the best interest of our stockholders and that our current leadership structure provides a very well-functioning and effective balance between strong company leadership and appropriate safeguards and oversight by independent directors.

2020 Proxy Statement 11

The combined role of Chairman and Chief Executive Officer is both counterbalanced and enhanced by an independent director serving as the Lead Director. In 2019, the Board re-appointed Mr. Brian Wheeler to serve as the Lead Director for a one year term. Pursuant to our Corporate Governance Guidelines, the Lead Director has the following duties and responsibilities:
•	preside at all executive sessions of the independent or non-employee directors;
•	advise the Chairman and Chief Executive Officer of decisions reached and suggestions made at meetings of independent directors or non-employee directors;
•	serve as liaison between the Chairman and the independent directors;
•	approve information sent to the Board;
•	approve meeting agendas for the Board;
•	approve meeting schedules to assure that there is sufficient time for discussion of all agenda items;
•	authorize the calling of meetings of the independent directors; and
•	if requested by major stockholders, be available for consultation and direct communication.
In 2019, our independent directors held two meetings or executive sessions.
In addition, pursuant to our bylaws, the Board must maintain a majority of independent directors at all times, and pursuant our Corporate Governance Guidelines, if the Chairman of the Board is not an independent director, at least two-thirds of the directors must be independent. The Board must also comply with each of the conflict of interest policies discussed in “Certain Relationships and Related Person Transactions—Conflict of Interest Policies.” Our bylaws, Corporate Governance Guidelines and conflict of interest policies are designed to provide a strong and independent Board that provides balance to the Chief Executive Officer and Chairman positions and ensure independent director input and control over matters involving potential conflicts of interest.
Board Role
The business and affairs of the Company are managed by or under the direction of the Board in accordance with Nevada law. The Board provides direction to, and oversight of, management of the Company. In addition, the Board establishes the strategic direction of the Company and oversees the performance of the Company’s business, management and the employees. The management of the Company is responsible for presenting business objectives, opportunities and/or strategic plans to our Board for review and approval and for implementing the Company’s strategic direction and the Board’s directives.
Strategy
The Board recognizes the importance of ensuring that our overall business strategy is designed to create long term value for our stockholders and maintains an active oversight role in formulating, planning and implementing the Company’s strategy. The Board regularly considers the progress of and challenges to the Company’s strategy and related risks throughout the year. At each regularly scheduled board meeting, the management and the Board discuss strategic and other significant business developments since the last meeting and the Board considers, recommends and approves any changes, if any, in strategies for the Company.
Risk Oversight
Our full Board has ultimate responsibility for risk oversight, but the committees of our Board help oversee risk in areas over which they have responsibility. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. Our Board and the Board committees receive regular updates related to various risks for both our Company and our industry. Our Board has received regular updates from the management team on the evolving novel coronavirus (COVID-19) situation and is involved in strategy decisions related to the impact of the novel coronavirus (COVID-19) on our business. The Audit Committee regularly receives and discusses reports from members of management who are involved in the risk assessment and risk management functions of our Company. The Compensation Committee annually reviews the overall structure of our equity compensation programs to ensure that those programs do not encourage executives to take unnecessary or excessive risks.

12	2020 Proxy Statement

Succession Planning
The Board, acting through the Nominating and Corporate Governance Committee, has reviewed and concurred in a management succession plan, developed by our Chairman, to ensure continuity in senior management. This plan, on which our Chief Executive Officer is to report from time to time, addresses:
•	emergency Chief Executive Officer succession;
•	Chief Executive Officer succession in the ordinary course of business; and
•	succession for the other members of senior management.
The plan also includes an assessment of senior management experience, performance, skills and planned career paths.
Board Refreshment
In addition to ensuring the Board reflects an appropriate mix of experiences, qualifications, attributes and skills, the Nominating and Corporate Governance Committee also focuses on director succession and tenure. For example, our bylaws and Corporate Governance Guidelines provide that individuals who would be 70 years of age at the time of their election may not serve on the Board unless the Board waives such limitation. Upon attaining age 70 while serving as a director of the Company and annually thereafter, an individual must tender a letter of proposed retirement from the Board effective at the expiration of such individual’s current term, and the Board may accept the retirement of the director or request such director to continue to serve as a director. That limitation has been waived for Mr. W. Michael Murphy in connection with his election as director at the Annual Meeting and his service as director until the annual meeting of stockholders to be held in 2021.
In 2017, our Nominating and Corporate Governance Committee recommended, and our full board nominated, Ms. Uno Immanivong to serve as a director. Ms. Immanivong was elected by our stockholders in our 2017 annual meeting of stockholders, resulting in lower average tenure, younger average age, and broadened gender and racial diversity of background for the Board. In 2018, our Nominating and Corporate Governance Committee recommended, and our full board approved, the appointment of Mr. Murphy, resulting in a greater level of experience for the Board in the real estate sector, particularly through Mr. Murphy’s previous service on the board of directors of both Ashford Trust and Braemar.
Director Nomination Procedures by the Company
The Nominating and Corporate Governance Committee recommends qualified candidates for Board membership based on the following criteria:
•
integrity, experience, achievements, judgment, intelligence, competence, personal character, expertise, skills, knowledge useful to the oversight of the Company’s business, ability to make independent analytical inquiries, willingness to devote adequate time to Board duties and likelihood of a sustained period of service on the Board;

•	business or other relevant experience; and
•
the extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other Board members will build a Board that is effective, collegial and responsive to the needs of the Company.

In connection with the merit-based selection of nominees for director, the Board has regard for the need to consider director candidates from different and diverse backgrounds, including sex, race, color, ethnicity, age and geography. Consideration will also be given to the Board’s desire for an overall balance of professional diversity, including background, experience, perspective, viewpoint, education and skills. The Board, taking into consideration the recommendations of the Nominating and Corporate Governance Committee, is responsible for selecting the director nominees for election by the stockholders and for appointing directors to the Board between annual meetings to fill vacancies, with primary emphasis on the criteria set forth above. The Board and the Nominating and Corporate Governance Committee assess the effectiveness of the Board’s diversity efforts as part of the annual Board evaluation process.

2020 Proxy Statement 13

Stockholder Nominations
Our bylaws permit stockholders to nominate candidates for election as directors of the Company at an annual meeting of stockholders. Stockholders wishing to nominate director candidates can do so by providing a written notice to the Corporate Secretary, Ashford Inc., 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254. Stockholder nomination notices and the accompanying certificate, as described below, must be received by the Corporate Secretary not earlier than December 2, 2020 and not later than 5:00 p.m., Eastern time, on January 1, 2021 for the nominated individuals to be considered for candidacy at the 2021 annual meeting of stockholders. Such nomination notices must include all information regarding the proposed nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the proposed nominee as a director in an election contest pursuant to the SEC’s proxy rules under the Exchange Act as well as certain other information regarding the proposed nominee, the stockholder nominating such proposed nominee and certain persons associated with such stockholder, and must be accompanied by a certificate of the nominating stockholder as to certain matters, all as prescribed in the Company’s bylaws. A detailed description of the information required to be included in such notice and the accompanying certificate is included in the Company’s bylaws. You may contact the Corporate Secretary at the address above to obtain a copy of the relevant bylaw provisions regarding the requirements for making stockholder nominations.
Failure of the notice and certificate to comply fully with the requirements of the Company’s bylaws in such regard will result in the stockholder nomination being invalid and the election of the proposed nominee as a director of the Company not being voted on at the pertinent annual meeting of stockholders.
On December 15, 2016, the Board adopted and approved an amendment to our bylaws that modified the advance notice procedures to require that only stockholders that have owned at least 1% of our outstanding common stock continuously for at least one year may nominate director candidates and propose other business to be considered at an annual meeting of stockholders. The amendment was previously approved by our stockholders at our annual meeting held on May 13, 2015.
Stockholder and Interested Party Communication with the Board of Directors
Stockholders and other interested parties who wish to contact any of our directors either individually or as a group may do so by writing to them c/o the Corporate Secretary, Ashford Inc., 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254. Stockholders’ and other interested parties’ letters are reviewed by Company personnel based on criteria established and maintained by our Nominating and Corporate Governance Committee, which includes filtering out improper or irrelevant topics such as solicitations.
Director Orientation and Continuing Education
The Board and senior management conduct a comprehensive orientation process for new directors to become familiar with our vision, strategic direction, core values, including ethics, financial matters, corporate governance policies and practices and other key policies and practices through a review of background material and meetings with senior management. The Board also recognizes the importance of continuing education for directors and is committed to providing education opportunities in order to improve both the Board’s and its committees’ performance. Senior management will assist in identifying and advising our directors about opportunities for continuing education, including conferences provided by independent third parties.
Director Retirement Policy
Upon attaining the age of 70 and annually thereafter, as well as when a director’s principal occupation or business association changes substantially from the position he or she held when originally invited to join the Board, a director will tender a letter of proposed retirement or resignation, as applicable, from the Board to the chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will review the director’s continuation on the Board, and recommend to the Board whether, in light of all the circumstances, the Board should accept such proposed resignation or request that the director continue to serve.

14	2020 Proxy Statement

Hedging and Pledging Policies
Pursuant to our Corporate Governance Guidelines, we maintain a policy that prohibits our directors and executive officers from holding Company securities in a margin account or pledging Company securities as collateral for a loan. Our policy also prohibits our directors and executive officers from engaging in speculation with respect to Company securities, and specifically prohibits our executives from engaging in any short-term, speculative securities transactions involving Company securities and engaging in hedging transactions.
BOARD OF DIRECTORS AND COMMITTEES
Our business is managed through the oversight and direction of the Board. Members of the Board are kept informed of our business through discussions with the Chairman of the Board, Chief Executive Officer, Lead Director and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.
During the year ended December 31, 2019, the Board held four regular meetings and two meetings or executive sessions of our non-employee directors, each of whom is an independent director. Our Board must hold at least two regularly scheduled meetings per year of the non-employee directors without management present. All of our incumbent directors standing for re-election attended, in person or by telephone, at least 75% of all meetings of the Board and committees on which such director served, held during the period for which such person was a director or was a member of such committees, as applicable.
Mr. Monty J. Bennett serves as Chairman of the Board of Directors as well as Chief Executive Officer of the Company. He also serves as the Chairman of the board of directors of each of Braemar and Ashford Trust. Because of the conflicts of interest created by the relationships among us, Ashford Trust, Braemar, and each of their affiliates, many of the responsibilities of the Board have been delegated to our independent directors, as discussed below and under “Certain Relationships and Related Person Transactions—Conflict of Interest Policies.”
Board Member Independence
The Board determines the independence of our directors in accordance with Section 803A of the NYSE American LLC Company Guide and in accordance with our Corporate Governance Guidelines. The NYSE American LLC Company Guide requires an affirmative determination by the Board that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Moreover, our Corporate Governance Guidelines provide that if any director receives, during any 12-month period within the last three years, more than $120,000 in compensation from the Company or any of its direct or indirect subsidiaries, exclusive of director and committee fees and pension or other forms of deferred compensation, he or she will not be considered independent. Our Corporate Governance Guidelines also provide that at all times that the Chairman of the Board is not an independent director, at least two-thirds of the members of the Board should consist of independent directors. The full text of Corporate Governance Guidelines can be found on our website at www.ashfordinc.com by clicking the “INVESTORS” tab, then the “Corporate Governance” tab, then the “Governance Documents” link, and then the “Corporate Governance Guidelines” link. The information contained on our website is expressly not incorporated by reference into this proxy statement.
Following deliberations, the Board has affirmatively determined that, with the exception of Mr. Monty J. Bennett, our Chief Executive Officer and Chairman, and Mr. J. Robison Hays, III, our Co-President and Chief Strategy Officer, each director of the Company is independent of the Company and its management under the standards set forth in our Corporate Governance Guidelines and the NYSE American LLC Company Guide.
In making the independence determinations with respect to our current directors, the Board examined all relationships between each of our directors or their affiliates and the Company or its affiliates, including those reported below under the heading “Certain Relationships and Related Person Transactions” in this proxy statement and one additional relationship that did not rise to the level of a reportable related person transaction but were taken into consideration by the Board in making independence determinations. Mr. Wheeler’s wife owns a commercial printing company that is occasionally utilized by the Company, Ashford Trust and Braemar for printing needs. Total fees paid to this company by the Company, Ashford Trust and Braemar were $85,898, $74,129 and $64,397 in 2019, 2018 and 2017, respectively. The Board determined that these transactions did not impair the independence of the director involved. As a result of such analysis and independence determinations, the Board is comprised of a majority

2020 Proxy Statement 15

of independent directors, as required by Section 803A of the NYSE American LLC Company Guide. Any reference to an independent director herein means such director satisfies the independence criteria set forth in our Corporate Governance Guidelines and the NYSE American LLC Company Guide.
Board Committees and Meetings
Historically, the standing committees of the Board have been the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each of these committees is composed exclusively of independent directors. The independence of the members of the Audit Committee and the Compensation Committee is determined in accordance with the heightened independence standards for membership on such committees of the rules of the NYSE American and applicable rules of the SEC. Each of the committees is governed by a written charter that has been approved by the Board. A copy of each charter can be found in the Investor section of our website at www.ashfordinc.com by clicking the “INVESTORS” tab, then the “Corporate Governance” tab and then the “Governance Documents” link. The information contained on our website is expressly not incorporated by reference into this proxy statement. The committee members who currently serve on each active committee and a description of the principal responsibilities of each such committee follows:
Current Committee Membership
	Audit	Compensation	Nominating and Governance
Dinesh P. Chandiramani
Darrell T. Hail
Uno Immanivong
Brian Wheeler
W. Michael Murphy

16	2020 Proxy Statement

Audit Committee
Current Members:	Dinesh P. Chandiramani (chair), Darrell T. Hail, Uno Immanivong
Independence	All of the members of the Audit Committee have been determined by our Board to be independent at all pertinent times.
Number of Meetings in 2019:	5
Key Responsibilities	•	Evaluate the performance, qualifications and independence of the independent auditor;
	•	review with the independent auditor and the Chief Financial Officer and Controller the audit scope and plan;
	•	if necessary, to appoint or replace our independent auditor;
	•	meet to review with management and the independent auditor the annual audited and quarterly financial statements of the Company;
	•	recommend to our Board whether the financial statements should be included in the Annual Report on Form 10-K;
	•	prepare the audit committee report that the SEC rules and regulations require to be included in the Company’s annual proxy statement;
•
discuss with management the Company’s major financial risk exposures and management’s policies on financial risk assessment and risk management, including steps management has taken to monitor and control such exposures;

	•	annually review the effectiveness of the internal audit function;
•
review with management the Company’s disclosure controls and procedures and internal control over financing reporting, and review the effectiveness of the Company’s system for monitoring compliance with laws and regulations, including the Company’s code of conduct and cybersecurity; and

	•	evaluate its own performance and deliver a report to the Board setting forth the results of such evaluation.
The Board has determined that Dinesh P. Chandiramani qualifies as an “Audit Committee financial expert,” as defined by the applicable rules and regulations of the Exchange Act. All of the members of our Audit Committee on and after January 1, 2019 are “financially sophisticated” under the rules of the NYSE American LLC Company Guide.

2020 Proxy Statement 17

Compensation Committee
Current Members:	Darrell T. Hail (chair), W. Michael Murphy, Brian Wheeler
Independence	All of the members of the Compensation Committee have been determined by our Board to be independent at all pertinent times.
Number of Meetings in 2019:	5
Key Responsibilities	•	Review the Company’s equity compensation programs to ensure the alignment of the interests of key leadership with the long term interests of stockholders;
	•	either as a committee or together with the other independent directors (as directed by our Board), determine and approve the Chief Executive Officer’s and Chairman of our Board’s equity compensation;
	•	make recommendations to our Board with respect to the equity compensation of executive officers;
	•	review the performance of our officers;
	•	review and approve the officer compensation plans, policies and programs;
	•	annually review the compensation paid to non-employee directors for service on our Board and make recommendations to our Board regarding any proposed adjustments to such compensation;
	•	prepare an annual report on executive compensation for the Company’s annual proxy statement; and
	•	administer the Company’s equity incentive plan.
The Compensation Committee has the authority to retain and terminate any compensation consultant to assist it in the evaluation of officer compensation, or to delegate its duties and responsibilities to one or more subcommittees as it deems appropriate. In 2019, the Compensation Committee retained Gressle & McGinley LLC (“Gressle & McGinley”) as its independent compensation consultant. Gressle & McGinley provided competitive market data to support the Compensation Committee’s decisions on the value of equity to be awarded to our named executive officers. Gressle & McGinley has not performed any other services for the Company and performed its services only on behalf of, and at the direction of, the Compensation Committee. Our Compensation Committee reviewed the independence of Gressle & McGinley in light of SEC rules and the NYSE American LLC Company Guide regarding compensation consultant independence and has affirmatively concluded that Gressle & McGinley is independent from management of the Company and has no conflicts of interest relating to its engagement by our Compensation Committee. Messrs. Dinesh P. Chandiramani, Darrell T. Hail, W. Michael Murphy and Brian Wheeler served as members of the Compensation Committee during 2019.

18	2020 Proxy Statement

Nominating and Corporate Governance Committee
Current Members:	Brian Wheeler (chair), Darrell T. Hail, Uno Immanivong
Independence	All of the members of the Nominating and Corporate Governance Committee have been determined by our Board to be independent at all pertinent times.
Number of Meetings in 2019:	5
Key Responsibilities	•	Assess, develop and communicate with our Board for our Board’s approval the appropriate criteria for nominating and appointing directors;
	•	recommend to our Board the director nominees for election at the next annual meeting of stockholders;
	•	identify and recommend candidates to fill vacancies on our Board occurring between annual stockholder meetings;
	•	when requested by our Board, recommend to our Board director nominees for each committee of our Board;
•
develop and recommend to our Board our Corporate Governance Guidelines and periodically review and update such Corporate Governance Guidelines as well as make recommendations concerning changes to the charters of each committee of our Board;

	•	perform a leadership role in shaping in our corporate governance; and
	•	oversee a self-evaluation of our Board.
The Nominating and Corporate Governance Committee has the authority to retain and terminate any search firm to be used to identify director candidate.

2020 Proxy Statement 19

Director Compensation
Each of our non-employee directors is paid an annual base retainer of $150,000, payable 50% in cash and 50% in common stock of the Company. Non-employee directors serving in the following capacities also receive the additional annual cash retainers set forth below:
Capacity	Additional Annual Retainer ($)
Lead Director	25,000
Audit Committee Chair	10,000
Audit Committee Member (Non-Chair)	2,500
Compensation Committee Chair	10,000
Compensation Committee Member (Non-Chair)	2,500
Nominating and Corporate Governance Committee Chair	5,000
Our non-employee directors may also be eligible for additional cash retainers from time to time for their service on special committees. We do not pay Board meeting fees to any of our directors (although per meeting fees for service on special committees may be paid). Officers receive no additional compensation for serving on the Board. All directors are also reimbursed for reasonable out-of-pocket expenses incurred in connection with their services on the Board.
Our 2014 Incentive Plan provides for grants of stock to non-employee directors. On the date of the first meeting of the Board following each annual meeting of stockholders at which a non-employee director is initially elected or re-elected to the Board, each non-employee director receives the common stock portion of his or her annual base retainer, valued at $75,000 as of the date of grant, in the form of either a grant of shares of our common stock or, commencing with grants in 2020 and if so elected by a director, deferred stock units (“DSUs”). In accordance with the foregoing, we granted each non-employee director (other than Mr. Mauldin) an equity award with respect to 2,360 shares of common stock on June 28, 2019. These stock grants are fully vested immediately but, in the case of DSUs, the underlying shares are not delivered until the earlier to occur of a director’s separation from service or a change of control. DSUs accrue dividend equivalents equal to the dividends or other distributions that would have been paid or issued on the number of shares underlying the DSUs, and such dividend equivalents will be settled in the form of additional shares of common stock on the date that the DSUs are settled.
Each of our non-employee directors must hold an amount of common stock having a value in excess of three times his or her annual board retainer fee (excluding any portion of the retainer fee representing additional compensation for being a Committee chair). Non-employee directors are expected to achieve this guideline within three years after being elected or appointed. As of December 31, 2019, none of our directors had achieved this guideline as a result of the decline in our stock price caused by recent events, including the impact of the novel coronavirus (COVID-19). Directors are prohibited from hedging or pledging our common stock.
The following table summarizes the compensation paid by us to our non-employee directors for their services as director for the fiscal year ended December 31, 2019:
Name	Fees Earned or Paid in Cash(1)(2)	Stock Awards(3)	Total
Dinesh P. Chandiramani	$85,313	$75,024	$160,337
Darrell T. Hail	$87,500	$75,024	$162,524
Uno Immanivong	$124,500	$75,024	$199,524
John Mauldin(4)	$18,750	$—	$18,750
W. Michael Murphy	$77,197	$75,024	$152,221
Brian Wheeler	$236,500	$75,024	$311,524
(1)
Mr. Wheeler and Ms. Immanivong served as chairman and member, respectively, of a special committee to evaluate the Remington transaction. They earned additional fees of $89,000 and $47,000, respectively, for such services..

(2)	Mr. Wheeler earned an additional $40,000 fee in recognition of his assistance in negotiating the ERFP transaction between the Company and Ashford Trust.
(3)
Value calculated based on the price of such stock as of the close of market on the date of grant. In fiscal 2019, Ms. Immanivong and Mr. Chandiramani elected to receive the equity portion of their annual retainer in the form of fully vested shares of common stock, while Messrs. Hail, Murphy, and Wheeler elected to receive fully vested DSUs, as more fully described above. For purposes of Messrs. Hail’s, Murphy’s, and Wheeler’s 2019 equity award, only ten-twelfths of the 2019 equity award (or 1,966 shares) is subject to deferral as a DSU.

(4)	Reflects compensation paid to Mr. Mauldin for his service on the Board, which ended following our 2019 Annual Meeting of Stockholders.

20	2020 Proxy Statement

Compensation Committee Interlocks and Insider Participation
During 2019, Messrs. Hail, Chandiramani, Murphy and Wheeler, each of whom is an independent director, served on our Compensation Committee. None of these directors is or has ever been an officer or employee of our Company. None of our executive officers serves, or during 2019 served, as (i) a member of a Compensation Committee (or Board committee performing equivalent functions) of any entity, one of whose executive officers served as a director on the Board or as a member of our Compensation Committee, or (ii) a director of another entity, one of whose executive officers served or serves on our Compensation Committee. No member of our Compensation Committee has or had in 2019 any relationship with the Company requiring disclosure as a related person transaction in the section “Certain Relationships and Related Person Transactions” of this proxy statement.
Attendance at Annual Meeting of Stockholders
In accordance with our Corporate Governance Guidelines, directors of the Company are expected to attend the annual meeting of stockholders in person, by telephone or video conference. All persons who were directors at our 2019 annual meeting of stockholders attended our 2019 annual meeting.

2020 Proxy Statement 21

EXECUTIVE OFFICERS AND COMPENSATION
Executive Officers
The following table shows the names and ages of our current executive officers and the positions held by each individual. A description of the business experience of each for the past five years follows the table.
	Age	Title
Monty J. Bennett	54	Chief Executive Officer, Chairman of the Board of Directors
Robert G. Haiman	51	Executive Vice President, General Counsel and Secretary
Douglas A. Kessler	59	Senior Managing Director
Deric S. Eubanks	44	Chief Financial Officer and Treasurer
Mark L. Nunneley	62	Chief Accounting Officer
Jeremy J. Welter	43	Co-President and Chief Operating Officer
J. Robison Hays, III	42	Co-President and Chief Strategy Officer and Director
MONTY J. BENNETT
Age: 54 Chairman and Chief Executive Officer since 2014
Monty J. Bennett has served as our Chief Executive Officer and Chairman of the Board of Directors since November 2014. He has served as Chairman of the board of directors of Braemar since April 2013. Mr. Bennett has also served on Ashford Trust’s board of directors since May 2003 and served as its Chief Executive Officer from that time until February 2017. Effective in January 2013, Mr. Bennett was appointed as the Chairman of the board of directors of Ashford Trust. Prior to January 2009, Mr. Bennett also served as Ashford Trust’s President. Mr. Bennett currently serves as the chair of Ashford Trust’s Acquisitions Committee. Mr. Bennett joined Remington Lodging in 1992 and has served in several key positions, such as President, Executive Vice President, Director of Information Systems, General Manager and Operations
Director.

Mr. Bennett holds a Master’s degree in Business Administration from the S.C. Johnson Graduate School of Management at Cornell University and a Bachelor of Science degree with distinction from the Cornell School of Hotel Administration. He is a life member of the Cornell Hotel Society. He has over 26 years of experience in the hotel industry and has experience in virtually all aspects of the hospitality industry, including hotel ownership, finance, operations, development, asset management and project management. He is a member of the American Hotel & Lodging Association’s Industry Real Estate Finance Advisory Council (IREFAC), the Global Advisory Council of Hoftel, a worldwide hotel ownership group, and is on the Advisory Editorial Board for GlobalHotelNetwork.com. He is also a member of the CEO Fiscal Leadership Council for Fix the Debt, a non-partisan group dedicated to reducing the nation’s federal debt level and on the advisory Board of Texans for Education Reform. Formerly, Mr. Bennett was a member of Marriott’s Owner Advisory
Council and Hilton’s Embassy Suites Franchise Advisory Council.

Mr. Bennett is a frequent speaker and panelist for various hotel development and industry conferences, including the NYU Lodging Conference and the Americas Lodging Investment Summit conferences. Mr. Bennett received the Top Performing CEO Award from HVS for 2011. This award is presented each year to the CEO in the hospitality industry who offers the best value to stockholders based on HVS’ pay for performance model. The model compares financial results relative to CEO compensation, as well as stock appreciation, company growth and increases in EBITDA.

22	2020 Proxy Statement

ROBERT G. HAIMAN
Executive Vice President, General Counsel and Secretary Age: 51 Executive since 2018
Robert G. Haiman is our Executive Vice President, General Counsel and Secretary, and he serves in the same roles for Ashford Trust and Braemar. Prior to joining us in June 2018, Mr. Haiman spent 14 years at Remington Lodging, where he oversaw a variety of legal and business initiatives. Most recently, Mr. Haiman served as Remington Lodging’s Chief Legal Officer, overseeing all legal matters related to Remington Lodging’s hotel and project management businesses. Previously, he led the initiative to develop “The Gallery,” Remington’s collection of independent luxury hotels. Mr. Haiman has been a frequent speaker at various lodging conferences, and he was a founding member of the board of directors of the National Association of Condo Hotel Owners. From 1996 through 2004, Mr. Haiman was a real estate attorney in the Dallas office of Gibson, Dunn & Crutcher LLP, where he represented owners, lenders and developers in connection with the acquisition, development, financing and sale of commercial, residential and light industrial projects.

Mr. Haiman holds a B.A. degree from Amherst College and a J.D. from Duke University School of Law, where he was a member of the Duke Law Journal and the Moot Court Board.

DOUGLAS A. KESSLER
Senior Managing Director Age: 59 Executive since 2014
Douglas A. Kessler has served as our Senior Managing Director since March 2018. He is the President and Chief Executive Officer of Ashford Trust. He previously served as our President and as the President of Braemar. Mr. Kessler has been with Ashford Trust since its formation, having led its IPO, and has served in various other capacities, including its Chief Operating Officer.

Mr. Kessler has an extensive background with over 31 years of diverse experience across many real estate sectors and operating companies in terms of acquisitions, development, dispositions, finance, asset management, and capital markets. Over those years, Mr. Kessler has served on several corporate boards or executive committees including both Ashford Trust and Braemar’s board of directors. Previously, Mr. Kessler spent ten years with Goldman Sachs’ Whitehall Funds and five years with
Trammell Crow.

Mr. Kessler earned both his M.B.A. and B.A. in Economics from Stanford University.

2020 Proxy Statement 23

DERIC S. EUBANKS
Chief Financial Officer and Treasurer Age: 44 Executive since 2014
Deric S. Eubanks has served as our Chief Financial Officer and Treasurer since June 2014. He has also served in that capacity for each of Braemar and Ashford Trust since June 2014. Previously, Mr. Eubanks served as Senior Vice President Finance at Braemar since November 2013 and at Ashford Trust since September 2011. Prior to such roles, Mr. Eubanks was Vice President of Investments for Ashford Trust and was responsible for sourcing and underwriting hotel investments including direct equity investments, joint venture equity, preferred equity, mezzanine loans, first mortgages, B notes, construction loans, and other debt securities. Mr. Eubanks has been with Ashford Trust since its IPO in August 2003. Mr. Eubanks has written several articles for industry publications and is a frequent speaker at industry conferences and industry round tables. Before joining Ashford Trust, Mr. Eubanks was a Manager of Financial Analysis for ClubCorp, where he assisted in underwriting and analyzing investment opportunities in the golf and resort industries.

Mr. Eubanks earned a Bachelor of Business Administration degree from the Cox School of Business at Southern Methodist University and is a CFA charter holder. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

MARK L. NUNNELEY
Chief Accounting Officer Age: 62 Executive since 2014
Mark L. Nunneley has served as our Chief Accounting Officer since November 2014. Mr. Nunneley has also served as Chief Accounting Officer of Braemar since April 2013, Ashford LLC since November 2013 and Ashford Trust since May 2003. From 1992 until 2003, Mr. Nunneley served as Chief Financial Officer of Remington Lodging. He previously served as a tax consultant at Arthur Andersen & Company and as a tax manager at Deloitte & Touche. During his career, he has been responsible for the preparation, consultation and review of federal and state income tax, franchise and sales and use tax returns for hundreds of partnerships, corporations and individuals. Mr. Nunneley is also responsible for the ad valorem tax function which includes successfully appealing and receiving refunds in the millions of dollars. Mr. Nunneley is a certified public accountant (CPA) in the State of Texas and is a member of the American Institute of Certified Public Accountants, Texas Society of
CPAs and Dallas Chapter of AICPAs.

Mr. Nunneley earned his Bachelor of Science in Business Administration from Pepperdine University in 1979 and his Master of Science in Accounting from the University of Houston in 1981.

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JEREMY J. WELTER
Co-President and Chief Operating Officer Age: 43 Executive since 2014
Jeremy J. Welter has served as our Co-President and Chief Operating Officer since March 2018. He has also served as Chief Operating Officer for Ashford LLC, Ashford Trust and Braemar since March 2018. He served as our Executive Vice President, Asset Management from November 2014 to March 2018. He also served in that capacity for Ashford Trust from March 2011 to March 2018, for Ashford LLC from November 2013 to March 2018 and for Braemar from April 2013 to March 2018. From August 2005 until December 2010, Mr. Welter was employed by Remington Lodging in various capacities, most recently serving as its Chief Financial Officer. From July 2000 through July 2005, Mr. Welter was an investment banker at Stephens, where he worked on mergers and acquisitions, public and private equity and debt capital raises, company valuations, fairness opinions and recapitalizations. Before working at Stephens, Mr. Welter was part of Bank of America’s Global Corporate Investment Banking group. Mr. Welter oversees the asset management, capital management and acquisition underwriting functions for Ashford Trust and Braemar as well as our operations, including both our asset management advisory business and our hospitality products and services business. Mr. Welter is responsible for the growth of our products and services line of business through strategic acquisitions and investments in businesses that are engaged in providing hospitality products and services and developing and overseeing their operations and growth. He has led the acquisition or investment in OpenKey, J&S Audio Visual, BAV Services, Lismore Capital, Kalibri Labs, PURE Wellness and RED Hospitality and Leisure. Mr. Welter is a current member of Marriott’s Owner Advisor Council and serves as a Board Member for the American Hotel and Lodging Association. Mr. Welter is a frequent speaker and panelist for various lodging investment and development conferences, including the
NYU Lodging Conference.

Mr. Welter earned his Bachelor of Science in Economics from Oklahoma State University, where he served as student body president and graduated summa cum laude.

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J. ROBISON HAYS, III
Age: 42 Director since 2014 Co-President and Chief Strategy Officer
J. Robison Hays, III has served on the Board since November 2014. He became our Co-President in March 2018. He has served as our Chief Strategy Officer since November 2014 and has served in that capacity for Ashford Trust and Braemar since May 2015. Mr. Hays served as the Senior Vice President of Corporate Finance and Strategy for us, Braemar and Ashford Trust until May 2015. Mr. Hays also serves as Chief Investment Officer of AIM. Mr. Hays has been with Ashford Trust since April 2005. Mr. Hays is responsible for the formation and execution of our strategic initiatives, working closely with our Chief Executive Officer. He also oversees all financial analysis as it relates to our corporate model, including acquisitions, divestitures, refinancings, hedging, capital market transactions and major capital outlays.

Prior to 2013, in addition to his other responsibilities, Mr. Hays was in charge of Ashford Trust’s investor relations group. Mr. Hays is a frequent speaker at industry and Wall Street investor conferences. Prior to joining Ashford Trust, Mr. Hays worked in the Corporate Development office of Dresser, Inc., a Dallas-based oil field service and manufacturing company, where he focused on mergers, acquisitions and strategic direction. Before working at Dresser, Mr. Hays was a member of the Merrill
Lynch Global Power & Energy Investment Banking Group based in Texas.

Mr. Hays has been a frequent speaker at various lodging, real estate and alternative investment conferences around the globe. He earned his A.B. in Politics with a certificate in Political Economy from Princeton University and later studied philosophy at the Pontifical University of the Holy Cross in Rome, Italy.

Our Executive Officers are not appointed to serve for any specific term, but serve at the pleasure of the Board of Directors.
Executive Compensation
We provide advisory services, asset management services, hotel management services, project management services, event technology and creative communications solutions, mobile room keys and keyless entry solutions, watersports activities and other travel services, hypoallergenic premium room products and services, debt placement services, real estate advisory and brokerage services, and wholesaler, dealer-manager, and other broker-dealer services. We seek to grow through the implementation of two primary strategies: (i) increasing our assets under management; and (ii) pursuing third-party business to grow our other products and services businesses. A brief description of our key services is provided below.
Advisory Services
We are currently the advisor for Ashford Trust and Braemar. In such capacity, we are responsible for implementing the investment strategies and managing the day-to-day operations of Ashford Trust and Braemar from an ownership perspective, in each case subject to the supervision and oversight of the respective board of directors of Ashford Trust and Braemar. Ashford Trust is focused on investing in full service hotels in the upscale and upper-upscale segments in the U.S. that have revenue per available room (“RevPAR”) generally less than twice the national average. Braemar invests primarily in luxury hotels and resorts with RevPAR of at least twice the U.S. national average.
We provide the personnel and services that we believe are necessary for each of Ashford Trust and Braemar to conduct their respective businesses. We may also perform similar functions for new or additional platforms. Ashford Trust and Braemar have no employees and all of their respective executive officers are our employees (or employees of our subsidiaries). We receive fees and reimbursement of certain expenses from each of Ashford Trust and Braemar for providing such services, the proceeds of which are used in part to pay compensation to our personnel, but Ashford Trust and Braemar do not specifically reimburse us for any executive employee compensation or benefits costs and the amount of our fees does not vary based on the amount of such executive compensation and benefits costs. In our capacity as an advisor, we are not responsible for managing the day-to-day operations of the individual

26	2020 Proxy Statement

hotel properties owned by either Ashford Trust or Braemar, which duties are, and will continue to be, the responsibility of the hotel management companies that operate the hotel properties owned by Ashford Trust and Braemar. As described further below, Remington, which we acquired on November 6, 2019, operates certain of the hotel properties owned by Ashford Trust and Braemar.
In our advisory services business, we earn advisory fees from each company that we advise. The fees earned from each company that we advise include a base fee, payable in cash, on a monthly basis, for managing the respective day-to-day operations of the companies that we advise and the day-to-day operations of their respective subsidiaries from an ownership perspective, in each case in conformity with the respective investment guidelines of such client.
Asset Management Services
We currently provide asset management services to Ashford Trust and Braemar. Our strategic approach of designating at least one asset manager to each property allows us to leverage our extensive portfolio of subject matter experts, including asset management, revenue optimization, capital management, legal and risk management, data analysis, and property tax. Our fees for asset management services are included in advisory fees as noted above.
Hotel Management Services
We currently provide hotel management services to 80 hotels owned by Ashford Trust and 3 hotels owned by Braemar through our subsidiary, Remington. Hotel management services consist of hotel operations, sales and marketing, revenue management, budget oversight, guest service, asset maintenance (not involving capital expenditures), and related services.
Project Management Services
We currently provide project management services to substantially all of the hotels owned by Ashford Trust and Braemar through our subsidiary, Premier. Project management services provided by Premier consist of construction management, interior design, architecture, and the purchasing, expediting, warehousing, freight management, installation and supervision of property and equipment, and related services.
Event Technology and Creative Communications Solutions
We currently provide event technology and creative communications solutions to Ashford Trust and Braemar, as well as to third-party clients, through our subsidiary, Presentation Technologies, LLC.
Mobile Room Keys and Keyless Entry Solutions
We currently provide mobile room keys and keyless entry solutions to Ashford Trust and Braemar, as well as to third-party clients, through our subsidiary, OpenKey, Inc.
Watersports Activities, Travel, Concierge, and Transportation Services
We currently provide watersports, travel, concierge, and transportation services to Ashford Trust and Braemar, as well as to third-party clients, thought our subsidiary, RED Hospitality and Leisure LLC.
Hypoallergenic Premium Room Products and Services
We currently provide hypoallergenic premium room products and services to Ashford Trust, Braemar, and third-party clients through our subsidiary, PRE Opco, LLC.
Debt Placement Services
We currently provide debt placement services to Ashford Trust and Braemar through our subsidiary, Lismore Capital LLC.

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Real Estate Advisory and Brokerage Services
We currently provide real estate advisory and brokerage services to Ashford Trust, Braemar, and third-party clients through our subsidiary, in which we hold a noncontrolling interest, Real Estate Advisory Holdings LLC.
Broker-Dealer Services
We currently provide wholesaler, dealer-manager, and other broker-dealer services to Ashford Trust and Braemar through our subsidiary, Ashford Securities, LLC.
Compensation Approach
The compensation program balances three important objectives:
•	provide adequate compensation to attract and retain talented employees;
•	provide strong incentives for management to craft and execute a value-creating growth strategy; and
•	manage the compensation program in a way that the cost to stockholders is appropriate for the performance achieved.
Our program has three components:
•	salary, which is set at competitive levels to attract required talent;
•	annual cash bonus plan, which rewards management for meeting the Company’s annual business objectives; and
•	long-term equity incentive plan, which rewards management for the effective execution of a long-term growth strategy and an incentive to remain committed to the long-term success of the organization.
All three components are designed to allow us to compete for and retain the services of the persons needed for the growth and success of the Company.
Salary
The Compensation Committee sets salaries for our executives taking into account the market for investment management talent in the Dallas area, as well as comparative analysis of salaries paid to other investment executives at companies with whom we compete for talent.
Effective as of March 21, 2020, in light of the uncertainty created by the effects of the novel coronavirus (COVID-19), the base salary of each of the named executive officers was reduced by 15% (20% in the case of Mr. Bennett). This reduction will be effective until such time as Mr. Bennett (or, with respect to Mr. Bennett’s reduction, the independent members of the Board) determines that such effects have subsided and it is determined that the Company is in a healthy financial position. Any amounts relinquished pursuant to this reduction may be paid by the Company in the future, as Mr. Bennett (or, with respect to Mr. Bennett’s reduction, the independent members of the Board) determines in his discretion. Each named executive officer’s targeted annual cash bonus range for 2020 will be calculated without giving effect to such reduction.
Annual Cash Bonus Plan
Cash bonuses are set by the Compensation Committee based upon the achievement of strategic and financial objectives set at the beginning of the year by the Board. In 2019, the objectives included adjusted earnings per share, adjusted EBITDA, maintenance of corporate liquidity, increased assets under management at Ashford Trust, Braemar, and other services businesses, and increased exposure to the investment and analyst communities. The Compensation Committee selected five metrics, assigned weights to each, and set performance targets for threshold, target, and maximum bonus levels, with interpolation for performance between the threshold, target, and maximum levels, as shown in the table below.

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In 2019, the named executive officers met or exceeded the maximum performance target for all but one of the measures as shown in the table below. As a result, each executive earned a bonus for 2019 at a level equal to 98.6% of their maximum potential.
	Performance Range				2019 Performance
Metric	Weights	Threshold	Target	Maximum	Result	Award
Adjusted Earnings Per Share(1)	30%	$3.68	$5.26	$6.84	$8.01	Maximum
Adjusted EBITDA(2)	30%	$21.3M	$30.4M	$39.5M	$38.1M	Above Target
Corporate Liquidity	5%	$10M	$20M	$30M	$54M	Maximum
Investor & Analyst Meetings(3)	5%	200	250	300	307	Maximum
Grow Assets Under Management and Service Businesses(4)	30%	$100M AUM OR 1 New Business	$400M AUM OR 2 New Businesses	$700M AUM OR 3 New Businesses	4 New Businesses(5)	Maximum
(1)	Adjusted Earnings Per Share target is based on the budgeted earnings before bonus awards that is agreed between management and the Board.
(2)	Adjusted EBITDA is Earnings Before Interest, Taxes, Depreciation, and Amortization with the target set at the budget agreed between management and the Board.
(3)	Investor and Analyst Meetings give management the opportunity to explain Ashford Inc.'s strategy and to answer investor questions.
(4)	Services Businesses include Ashford Inc.'s addition of other services businesses if found to be accretive. Assets Under Management represents new assets acquired by Braemar and Ashford Trust.
(5)
Includes addition of (i) an audio and visual services businesses based in Buffalo, New York, (ii) Sebago, a leading provider of watersports activities and excursion services based in Key West, Florida, (iii) Bar Draught, an innovative draft cocktail system technology, and (iv) Remington Holdings, LP’s hotel management business.

The actual bonus amounts earned by our named executive officers in respect of 2019 are set forth below in the Summary Compensation Table, under the “Nonequity Incentive Plan Compensation” column. 75% of each fiscal 2019 bonus was paid in March 2020; however, the remaining 25% will only be payable once our Chief Executive Officer has determined that the effects of the novel coronavirus (COVID-19) have subsided (but not later than December 31, 2020). The Board, with the support of our named executive officers, determined that this delay was in the best interests of shareholders given the effect of the novel coronavirus (COVID-19) on the hotels owned by Ashford Trust and Braemar, as well as other businesses owned by us that provide goods and services to the hospitality industry.
Long-Term Equity Incentive Plan
Our long-term equity incentive plan is composed of two components: time-based awards of restricted stock and stock options. Since our initial public offering, we have granted stock options, which are designed to reward growth in the value of the Company over time. Commencing with equity award grants made in fiscal 2020, the Compensation Committee began to make equity grants in the form of time-based restricted stock, which provide a retention benefit as well as an opportunity to share in the increase in the value of the Company. The Compensation Committee believes that the combination of the prior grants of stock options together with the fiscal 2020 grant of restricted stock provides both a strong incentive to grow the value of the Company as well as a retention incentive through the opportunity to vest in restricted stock over time.
On February 27, 2019, the Compensation Committee granted each named executive officer an award of stock options under the 2014 Incentive Plan at an exercise price of $61.12 per share. The stock options generally cliff vest on the third anniversary of the grant date, subject to accelerated vesting as discussed below under “Potential Payments Upon Termination of Employment or Change of Control.” Mr. Bennett received stock options with respect to 90,000 shares of our common stock, while each other named executive officer received stock options with respect to 35,000 shares of our common stock.

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Summary Compensation Table
The following table sets forth information regarding compensation earned by our named executive officers in fiscal years 2019 and 2018:
Name	Year	Salary	Bonus	Option Awards(1)	Nonequity Incentive Plan Compensation(2)	All Other Compensation	Total
Monty J. Bennett	2019	$950,000	$—	$2,377,800	$2,340,930	$—	$5,668,730
Chief Executive Officer	2018	$950,000	$—	$3,005,630	$2,138,426	$—	$6,094,056
Douglas A. Kessler	2019	$725,000	$—	$924,700	$1,250,550	$—	$2,900,250
Senior Managing Director	2018	$725,000	$—	$1,502,815	$1,142,370	$—	$3,370,185
Jeremy J. Welter	2019	$608,333	$—	$924,700	$1,050,192	$—	$2,583,225
Co-President and Chief Operating Officer	2018	$525,000	$—	$1,068,667	$827,233	$—	$2,420,900
(1)
Represents the aggregate grant date fair value of options granted pursuant to our 2014 Incentive Plan, calculated in accordance with ASC Topic 718 without regard to the effect of any forfeitures. Assumptions used in the calculation of these amounts are described in Note 15 to the company's audited financial statements for the fiscal year end December 31, 2019, included in the Company's Annual Report on Form 10-K that was filed with the SEC on March 12, 2020.

(2)
The amounts reported in this column represent annual cash bonus awards payable under our annual cash incentive program. 75% of the awards for fiscal 2019 were paid in March 2020, while the remaining 25% will be paid promptly following our Chief Executive Officer’s determination that the effects of the novel coronavirus (COVID-19) have subsided, but no later than December 31, 2020. For further information, please refer to the discussion of “—Annual Cash Bonus Plan” above.

Outstanding Equity Awards at Fiscal Year End Table
The following table sets forth information concerning outstanding equity awards for each of our named executive officers as of December 31, 2019:
Name	Number of Securities Underlying Unexercised Options (# exercisable)	Number of Securities Underlying Unexercised Options (# unexercisable)	Option Exercise Price	Option Expiration Date
Monty J. Bennett	95,000	—	$85.97	12/11/22
	100,000	—	$45.59	03/31/26
	—	50,000(1)	$57.34	04/18/27
	—	50,000(2)	$57.71	10/03/27
	—	77,206(3)	$94.96	03/14/28
	—	90,000(4)	$61.12	02/27/29
Douglas A. Kessler	35,000	—	$85.97	12/11/22
	50,000	—	$45.59	03/31/26
	—	25,000(1)	$57.34	04/18/27
	—	25,000(2)	$57.71	10/03/27
	—	38,603(3)	$94.96	03/14/28
	—	35,000(4)	$61.12	02/27/29
Jeremy J. Welter	30,000	—	$85.97	12/11/22
	35,000	—	$45.59	03/31/26
	—	17,500(1)	$57.34	04/18/27
	—	17,500(2)	$57.71	10/03/27
	—	27,451(3) (4)	$94.96	03/14/28
	—	35,000	$61.12	02/27/29
(1)	These equity awards were granted on April 18, 2017 under the 2014 Incentive Plan and vest in their entirety three years from the date of the award, subject to forfeiture.
(2)	These equity awards were granted on October 3, 2017 under the 2014 Incentive Plan and vest in their entirety three years from the date of the award, subject to forfeiture.
(3)	These equity awards were granted on March 14, 2018 under the 2014 Incentive Plan and vest in their entirety three years from the date of the award, subject to forfeiture.
(4)	These equity awards were granted on February 27, 2019 under the 2014 Incentive Plan and vest in their entirety three years from the date of the award, subject to forfeiture.

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Employment Agreements
We have employment agreements with each of our named executive officers. The current terms of our employment agreements with our named executive officers expire on December 31, 2020, but each agreement is subject to automatic one-year renewals, unless either party to the applicable employment agreement provides at least 120 days' notice of non-renewal of such employment agreement
The employment agreements for each of our named executive officers provided for in 2019:
•	an annual base salary of $950,000 for Mr. Bennett, $725,000 for Mr. Kessler, and $725,000 for Mr. Welter (commencing as of August 1, 2019), subject to annual increases;
•	eligibility for annual cash performance bonuses under our incentive bonus plans, based on a targeted bonus range for each officer as described below;
•	participation in other short- and long-term incentive, savings, and retirement plans applicable to our senior executives; and
•	medical and other group welfare plan coverage applicable to our senior executives.
Additionally, the named executive officers of the Company have the following benefits:
•	director’s and officer’s liability insurance coverage;
•	payment for an annual executive medical exam conducted at UCLA Medical Center; and
•	additional disability and life insurance policies available only to our senior executives.
The cumulative cost of the medical exam and the additional disability and life insurance is not expected to exceed $10,000 annually for any individual executive.
Mr. Bennett's targeted annual cash bonus range is 100% to 250% of his base salary. Messrs. Kessler's and Welter’s targeted annual cash bonus range is 75% to 175% of his base salary.
2014 Incentive Plan
Our 2014 Incentive Plan provides for both equity and cash-based incentive compensation and for the grant of incentive awards to employees, consultants, and non-employee directors of our Company and its affiliates. The 2014 Incentive Plan is administered by the Compensation Committee of our Board of Directors.
Material Terms of Our 2014 Incentive Plan
Our 2014 Incentive Plan authorizes (i) a plan participant to purchase common stock of the Company for cash at a purchase price to be decided by the Compensation Committee, but not more than the fair market value per share of such common stock purchased on the date of such purchase, and (ii) the grant of:
•	nonqualified stock options to purchase common stock;
•	incentive options to purchase common stock;
•	unrestricted stock;
•	restricted stock;
•	phantom stock;
•	stock appreciation rights; and
•	other stock or cash-based awards (including performance-based awards).
Shares Subject to Our 2014 Incentive Plan. We initially reserved 420,000 shares of common stock for issuance under our 2014 Incentive Plan, which is equivalent to approximately 15% of the sum of (i) the issued and outstanding shares of our common stock immediately following our spin-off from Ashford Trust in November 2014 and (ii) the shares of our common stock reserved for issuance pursuant to the deferred compensation obligations we assumed in connection with the spin-off. In the event the outstanding shares of common stock are changed into or exchanged for

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a different number or kind of shares or other securities of the company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under our 2014 Incentive Plan will be ratably adjusted. In the event the number of shares to be delivered upon the exercise or payment of any award granted under the 2014 Incentive Plan is reduced for any reason whatsoever, including any optional forfeitures for the payment of taxes, or in the event any award granted under our 2014 Incentive Plan can no longer under any circumstances be exercised or paid, the number of shares no longer subject to such award will be released from such award and be available under the 2014 Incentive Plan for the grant of additional awards.
The 2014 Incentive Plan contains a provision pursuant to which there is an automatic increase of authorized shares on January 1 of each year equal to 15% of the sum of: (i) the fully diluted share count as of January 1 of such year; and (ii) the shares of common stock reserved for issuance under the company's deferred compensation plan, less shares available under the 2014 Incentive Plan as of December 31 of the previous year. After application of this provision, as of January 1, 2020, we had 592,230 shares of our common stock available for issuance under our 2014 Incentive Plan.
Eligibility. Under the 2014 Incentive Plan, we may grant awards to the employees, consultants, and non-management directors of our company and its affiliates. While we may grant incentive stock options only to employees of the Company or its affiliates, we may grant nonqualified stock options, bonus stock, stock appreciation rights, stock awards, and performance awards to any eligible participant. As pf December 31, 2019, we had approximately 123 full-time domestic corporate employees, approximately 7,600 employees at our consolidated subsidiaries, and five non-management directors, all of whom were eligible to participate in the 2014 Incentive Plan.
Administration. Our 2014 Incentive Plan is administered by the Compensation Committee.
The 2014 Incentive Plan will terminate on November 12, 2024, and no new awards may be granted after the termination date. Awards made before the termination of our 2014 Incentive Plan will continue in accordance with their terms.
Tax Considerations
Section 162(m) of the Internal Revenue Code of 1986, as amended, generally precludes a publicly held corporation from a federal income tax deduction for a taxable year for compensation in excess of $1 million paid to its “covered employees,” which generally include its chief executive officer, chief financial officer, its next three most highly compensated executive officers, and any individual who is (or was) a “covered employee” for any taxable year beginning after December 31, 2016.
Our company is structured such that compensation is not paid and deducted by the corporation, but at the lower-level operating partnership, which also serves as the employer of our employees. The IRS previously issued a private letter ruling holding that Section 162(m) does not apply to compensation paid to employees of an operating partnership, an ownership interest in which is owned by a publicly held corporation. Prior to December 20, 2019, and consistent with that ruling, we had taken a position that compensation expense paid and incurred at the operating partnership level is not subject to the Section 162(m) limit. However, as a result of proposed regulations under Section 162(m) promulgated by the IRS on December 20, 2019, Section 162(m)’s deduction limitation may apply to our distributive share of our operating partnership’s deduction for compensation paid to covered employees. The deductibility of compensation is only one of a multitude of factors that we consider in establishing compensation, and we and our Compensation Committee believe that it is important to retain flexibility to award compensation to our employees that appropriately incentivizes their retention, encourages performance, and aligns with our stockholders’ interests, even if the deductibility of that compensation is limited (whether under Section 162(m) or otherwise).
Stock Ownership Guidelines
Our named executive officers are subject to stock ownership guidelines contained in our Corporate Governance Guidelines. Our Chief Executive Officer is expected to hold an amount of our common stock with a value in excess of six times his or her base salary; a President is expected to hold an amount of our common stock with a value in excess of four times his or her base salary; and other executive officers are expected to hold an amount of our common stock with a value in excess of three times their annual base salary. Officers are expected to achieve compliance with these guidelines within three years of being appointed. For purposes of determining compliance all units in our operating partnership, vested and unvested shares of restricted stock, and any shares we may be

32	2020 Proxy Statement

obligated to issue under a deferred compensation plan are counted on a one-to-one basis with shares of our common stock. As of December 31, 2019, all of our named executive officers had achieved compliance with this guideline or were within the three-year ramp up period for achievement.
Our executive officers are prohibited from hedging or pledging any shares of our common stock.
Adjustment or Recovery of Awards
Under the Company’s clawback policy, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirements, then the Compensation Committee, or, in the discretion of the Board, any other committee or body of the Board consisting only of independent directors, may require any Section 16 reporting officer, as well as any other officer holding the title of senior vice president or a more senior title whose job description includes the function of accounting or financial reporting (each, a “covered officer”), during the three-year period preceding the publication of the restated financial statement to reimburse the Company for any annual cash bonus and long-term equity incentive compensation earned during the prior three-year period in such amounts that the independent director committee determines to be in excess of the amount that such covered officer would have received had such compensation been calculated based on the financial results reported in the restated financial statement.
The independent director committee may take into account any factors it deems reasonable, necessary, and in the best interests of the Company to remedy any misconduct and prevent its recurrence. In determining whether to seek recoupment of any previously paid excess compensation and how much to recoup from each covered officer, the independent director committee must consider the accountability of the applicable covered officer, any conclusion by the independent director committee whether a covered officer engaged in wrongdoing, committed grossly negligent acts, omissions or engaged in willful misconduct, as well as any failure of the covered officer to report another person’s grossly negligent acts, omissions, or willful misconduct. In addition, if a covered officer engaged in intentional misconduct or violation of Company policy that contributed to the award or payment of any annual cash bonus or long-term equity incentive compensation to him or her that is greater than would have been paid or awarded in the absence of the misconduct or violation, the independent director committee may take other remedial and recovery action permitted by applicable law, as determined by such committee.
Under the Dodd-Frank Act, the SEC has proposed additional rules regarding the clawback of equity awards in certain circumstances. If the proposed rules or other rules are finally adopted by the SEC, the Company intends to modify its recoupment policies accordingly.
Deferred Compensation Plan
In 2007, Ashford Trust implemented a deferred compensation plan which allowed its executives and directors, at their election, to defer portions of their compensation. We assumed the plan in connection with our spin-off from Ashford Trust. Mr. Bennett is the only named executive officer that has participated in this plan. On the spin-off date, we assumed a liability of $16,956,712 in connection with Mr. Bennett's portion of the deferred compensation plan. No additional compensation has been deferred under the amended and restated plan following the spin-off.
Pursuant to the terms of the amended and restated plan, Mr. Bennett elected to invest his deferred compensation amounts in our common stock. As a result of this election, we have agreed to issue Mr. Bennett 195,579 shares of our common stock to satisfy the assumed deferred compensation obligation, and such shares will be issued beginning when the applicable deferral periods expire. We are currently obligated to begin payment of the deferred compensation obligations (and issuance of shares of our common stock) to Mr. Bennett over a five-year period that will begin in 2022. Such shares will be issued in equal quarterly installments of 9,779 shares per installment beginning in the first quarter of 2022, absent a subsequent deferral election by Mr. Bennett.
Prior to our assumption and amendment of the deferred compensation plan in November 2014, Ashford Trust paid deferred compensation plan participants who elected the company stock investment option dividend equivalents, which accrued as additional shares, if and to the extent Ashford Trust paid dividends on its common stock. Thereby, each executive who participated in the deferred compensation plan and elected the company stock investment option received his investment shares plus any related dividend equivalent shares at the time that distributions were made from the plan subject to applicable rules and limitations. After our assumption and amendment of the deferred

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compensation plan in November 2014, deferred compensation plan participants may elect our common stock as an investment option, and we will continue to make such dividend equivalent payments in shares of our common stock to the extent we pay dividends and deferred compensation plan participants elect common stock as the investment option.
Compensation Risk Assessment
The Compensation Committee has overall responsibility for overseeing the risks relating to our compensation policies and practices. The committee uses its independent compensation consultant, Gressle & McGinley, to independently consider and analyze the extent, if any, to which our compensation policies and practices might create risks for the Company, as well as policies and practices that could mitigate any risks. After conducting this review in 2019, the Compensation Committee has determined that none of our compensation policies and practices create any risks that are reasonably likely to have a material adverse effect on our Company.
Our Compensation Committee has reviewed the independence of Gressle & McGinley in light of SEC rules and NYSE listing standards regarding compensation consultant independence and has affirmatively concluded that Gressle & McGinley is independent from the Company and has no conflicts of interest relating to its engagement by our Compensation Committee.
Potential Payments Upon Termination of Employment or Change of Control
We have employment agreements with each of our named executive officers. Under the terms of the employment agreements, each of our named executive officers is entitled to receive certain severance benefits after termination of employment. The amount and nature of these benefits vary depending on the circumstances under which employment terminates. The employment agreements provide for certain specified benefits during the entire term of the employment agreement.
Each of the employment agreements of our named executive officers provides that, if the executive's employment is terminated as a result of death or disability of the executive; by us without “cause” (including non-renewal of the agreement by us); by the executive for “good reason”; or a termination by us without “cause” or by the executive for any reason within 1 year following a “change of control” (each as defined in the applicable employment agreement), the executive will be entitled to accrued and unpaid salary to the date of such termination, pay for unused vacation, and any unpaid incentive bonus from the prior year plus the following severance payments and benefits, subject to his execution and non-revocation of a general release of claims:
•	a lump-sum cash severance payment (more fully described below);
•
pro-rated payment of the incentive bonus for the year of termination (based on actual performance), payable at the time incentive bonuses are paid to the remaining senior executives for the year in which the termination occurs;

•	all restricted equity securities held by such executive will become fully vested; and
•
health, life, and disability benefits for 36 months following the termination of employment, in each case at the same level of benefit as in effect immediately preceding such termination, subject to reduction to the extent that the executive receives comparable benefits from a subsequent employer, payable by the Company over the period of coverage.

The lump sum severance payment payable upon termination of an executive's employment agreement in any of the circumstances described above is calculated as the sum of such executive's then-current annual base salary plus his average bonus over the prior three years, multiplied by a severance multiplier. The severance multiplier is:
•	one for all executives in the event of termination as a result of death or disability of the executive; or
•
three for all executives in the event of a termination by us without “cause” (including non-renewal of the agreement), termination by the executive for “good reason,” or termination by the Company without “cause” or by the executive for any reason within one year following a change in control.

However, in March 2020, Mr. Welter’s employment agreement was amended to provide that, to be eligible for the above benefits upon a resignation in connection with a change in control, such resignation must be for “good reason.”

34	2020 Proxy Statement

Additionally, the employment agreements for each of the named executive officers includes non-compete provisions as described below, and in the event the executive elects to end his employment with us without “good reason,” in exchange for the executive honoring his non-compete provisions, he will be entitled to the following additional payments:
•
health benefits for the duration of the executive's non-compete period following the executive's termination of employment at the same level of benefit as in effect immediately preceding such termination, subject to reduction to the extent that the executive receives comparable benefits from a subsequent employer; and

•
a non-compete payment equal to the sum of his then-current annual base salary plus average bonus over the prior three years, paid equally over the twelve-month period immediately following the executive's termination.

If any named executive officer's employment agreement is terminated by the Company for “cause” (as defined in the applicable employment agreement) the executive will be entitled solely to any accrued and unpaid salary to the date of such termination and any unpaid incentive bonus from the prior year.
Each of the employment agreements contain standard confidentiality, non-compete, non-solicitation, and non-interference provisions. The confidentiality provisions apply during the term of the employment agreement and at all times thereafter. The non-interference provisions apply during the term of the employment agreement. The non-solicitation and non-competition provisions apply during the term of the agreement, and for a period of one year following the termination of the executive.

2020 Proxy Statement 35

PROPOSAL TWO—ADVISORY APPROVAL OF EXECUTIVE COMPENSATION
We are providing stockholders an opportunity to cast a non-binding advisory vote on executive compensation (sometimes referred to as “say on pay”). This proposal allows the Company to obtain the views of stockholders on the design and effectiveness of our executive compensation program. Your advisory vote will serve as an additional tool to guide the Compensation Committee and our Board in continuing to improve the alignment of our executive compensation programs with the interests of the Company and our stockholders.
Section 14A of the Exchange Act and related SEC rules require that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. We must provide this opportunity to our stockholders at least once every three years.
In deciding how to vote on this proposal, the board encourages you to read the Executive Officers and Compensation section beginning on page 22 of this proxy statement. The Board of Directors recommends stockholder approval of the following resolution:
“RESOLVED, that the Company’s stockholders hereby approve, on an advisory basis, the compensation of the named executive officers of Ashford Inc. as disclosed in the Company’s proxy statement for the 2020 annual meeting of stockholders, in accordance with the SEC’s compensation disclosure rules.”
Because your vote is advisory in nature, it will not have any effect on compensation already paid or awarded to any of our executive officers and will not be binding on our Board. However, the Compensation Committee will take into account the outcome of this advisory vote when considering future executive compensation decisions.
The Board of Directors unanimously recommends a vote FOR approval of Proposal Two, advisory approval of our executive compensation.

36	2020 Proxy Statement

PROPOSAL THREE—ADVISORY VOTE ON FREQUENCY OF FUTURE VOTES ON EXECUTIVE COMPENSATION
In accordance with Section 14A of the Exchange Act, we are providing stockholders with the opportunity to vote on a non-binding, advisory basis, regarding how frequently we will submit say-on-pay proposals to our stockholders in the future. Stockholders will be able to specify one of four choices for the proposal on the proxy card: every year, every two years, every three years or abstain.
Our Board believes that, of the three alternative frequencies, submitting a non-binding, advisory say-on-pay resolution to stockholders every year is preferable. Annual votes will provide the Board with clearer feedback regarding the compensation of our named executive officers. The primary focus of the disclosure of the compensation of our named executive officers required to be included in our proxy statements is compensation granted in or for the prior fiscal year. Additionally, the compensation committee re-evaluates the compensation of our named executive officers each year. An annual say-on-pay resolution will match the annual focus of this proxy statement disclosure and provide us with the clearest and most timely feedback of the three options. This feedback may then be considered by our compensation committee in its next annual decision-making process. Additionally, the administrative process of submitting a non-binding, advisory say-on-pay resolution to stockholders on an annual basis is not expected to impose any substantial additional costs on the Company.
Please mark on the proxy card your preferred frequency by choosing the option of every year, two years or three years or mark “abstain” when you indicate your preference in response to the resolution set forth below.
“RESOLVED, that the stockholders of the Company approve, on a non-binding, advisory basis, the submission by the Company of a non-binding, advisory say-on-pay resolution pursuant to Section 14A of the Securities Exchange Act of 1934 every year, every two years, or every three years.”
You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting. The option of one year, two years or three years that receives a majority of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that has been selected by stockholders. In the event that no option receives a majority of the votes cast, we will consider the option that receives the most votes to be the option selected by the stockholders. However, because this vote is advisory and not binding on the Board or the Company in any way, the Board may decide that it is in the best interests of the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.
The Board of Directors unanimously recommends that stockholders vote to hold an advisory vote on executive compensation EVERY YEAR, beginning with the 2020 annual meeting.

2020 Proxy Statement 37

PROPOSAL FOUR—RATIFICATION OF THE APPOINTMENT OF
BDO USA, LLP AS OUR INDEPENDENT AUDITOR
We are asking our stockholders to ratify our Audit Committee’s appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. BDO USA, LLP has audited our financial statements as of and for the year ended December 31, 2019, 2018 and 2017. Stockholder ratification of the selection of BDO USA, LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board of Directors is submitting the selection of BDO USA, LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
Our Audit Committee is responsible for appointing, setting compensation, retaining and overseeing the work of our independent registered public accounting firm. Our Audit Committee pre approves all audit and non-audit services provided to us by our independent registered public accounting firm. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. The Audit Committee has delegated pre-approval authority to its chairperson when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee approved all fees paid to BDO USA, LLP since their appointment with no reliance placed on the de minimis exception established by the SEC for approving such services.
Audit Committee Report
The Audit Committee represents and assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of our internal audit function and independent registered public accounting firm, our internal disclosure controls and procedures, including our internal control over financial reporting, and risk assessment and risk management. The Audit Committee manages our relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from us for such advice and assistance.
Our management is primarily responsible for our internal control and financial reporting process. Our independent registered public accounting firm, BDO USA, LLP, is responsible for performing an independent audit of our consolidated financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles. The Audit Committee monitors our financial reporting process and reports to the Board on its findings.
In this context, the Audit Committee hereby reports as follows:
1.	The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management.
2.
The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board, or the PCAOB.

3.
The Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.

4.
Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the SEC.

38	2020 Proxy Statement

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.
AUDIT COMMITTEE

Dinesh P. Chandiramani, Chair Darrell T. Hail Uno Immanivong
Auditor Fees
Services provided by BDO USA, LLP included the audits of our annual financial statements and the financial statements of our subsidiaries. Services also included the limited review of unaudited quarterly financial information; review and consultation regarding filings with the SEC and the Internal Revenue Service; and consultation on financial and tax accounting and reporting matters. During the years ended December 31, 2019 and 2018, aggregate fees incurred related to our principal accountants, BDO USA, LLP, consisted of the following:
	Year Ended December 31, 2019	Year Ended December 31, 2018
Audit Fees	$1,191,000	$1,033,914
Audit Related Fees	70,000	37,500
Tax Fees	—	—
All Other Fees	97,000	—
Total	$1,358,000	$1,071,414
“Audit Fees” include fees and related expenses for professional services rendered in connection with audits of our annual financial statements and the financial statements of our subsidiaries, reviews of our unaudited quarterly financial information, reporting on the effectiveness of our internal controls over financial reporting and reviews and consultation regarding financial accounting and reporting matters. This category also includes fees for services that generally only the auditor responsibly can provide, such as statutory audits, comfort letters, consents, and assistance with review of our filings with the SEC.
“Audit Related Fees” include fees and related expenses for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not Audit Fees.
“Tax Fees” include fees and related expenses billed for tax compliance services and federal and state tax advice and planning.
“All Other Fees” include fees and related expenses for products and services that are not Audit Fees, Audit Related Fees or Tax Fees.
Our Audit Committee has considered all fees provided by the independent auditor to us and concluded this involvement is compatible with maintaining the auditor’s independence.
Representatives of BDO USA, LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.
Additional Information
Ratification of the appointment of BDO USA, LLP as our independent auditor requires the affirmative “FOR” vote of a majority of the votes cast on such proposal. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting. Abstentions and broker non-votes, if any, will not be considered as votes cast under the Company’s bylaws, and accordingly will have no effect on the outcome of this Proposal Four. If you provide your proxy with no further instructions, your shares will be voted in accordance with the recommendations of the Board. In addition, this proposal is considered a routine item, and as such, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.
The Board of Directors unanimously recommends a vote FOR approval of Proposal Four, the ratification of the appointment of BDO USA, LLP as our independent auditor for the year ending December 31, 2020.

2020 Proxy Statement 39

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table sets forth certain information as of March 16, 2020 regarding the ownership of our common stock by (i) each person who beneficially owns, directly or indirectly, more than 5% of our common stock, (ii) each of our directors and named executive officers and (iii) all of our directors and executive officers as a group. In accordance with SEC rules, each listed person’s beneficial ownership includes: (i) all shares the person owns beneficially; (ii) all shares over which the person has or shares voting or dispositive control; and (iii) all shares the person has the right to acquire within 60 days. Except otherwise indicated, each person or entity identified below has sole voting and investment power with respect to such securities. As of March 16, 2020, we had an aggregate of 2,461,751 shares of common stock outstanding and a total of 19,120,000 shares of Series D Convertible Preferred Stock outstanding (which shares are convertible, in the aggregate, into 4,068,085 shares of common stock). Except as indicated in the footnotes to the table below, the business address of the stockholders listed below is the address of our principal executive office, 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254.
Security Ownership of Management and Directors
	Common Stock		Series D Convertible Preferred Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of Class(5)	Number of Shares Beneficially Owned(6)	Percent of Class(6)
Monty J. Bennett	2,477,500(2)(3)	53.5%	9,279,300	48.5%
Dinesh P. Chandiramani	6,878	*	*	*
Darrell T. Hail	4,912	*	*	*
J. Robison Hays, III	107,340(3)	4.2%	*	*
Uno Immanivong	4,346	*	*	*
W. Michael Murphy	1,587	*	*	*
Brian Wheeler	4,912	*	*	*
Douglas A. Kessler	144,304(3)	5.7%	*	*
Jeremy J. Welter	146,962(3)(7)	5.8%	32,400	*
Deric S. Eubanks	94,990(3)	3.8%	*	*
Archie Bennett, Jr.	2,126,858(4)	47.5%	9,479,300	49.6%
All executive officers and directors as a group (12 persons)	3,105,821	62.5%	9,311,700	48.7%
*	Denotes less than 1.0%.
(1)	Ownership includes common units in Ashford LLC, our operating company.
(2)
This number excludes the Company’s obligation to issue common stock to Mr. Monty J. Bennett pursuant to the Company’s deferred compensation plan. As of March 16, 2020, the Company has reserved an aggregate of 195,579 shares of common stock for issuance to Mr. Monty J. Bennett, which are issuable periodically over a five-year period that will begin in 2021. This number includes securities held directly by Ashford Financial Corporation, 50% of which is owned by Mr. Monty J. Bennett. Mr. Monty J. Bennett disclaims beneficial ownership in excess of his pecuniary interest in such securities. This number also includes 1,974,319 shares of common stock into which the Series D Convertible Preferred Stock beneficially owned by Mr. Monty J. Bennett is convertible. See Note 6.

(3)
This number includes shares of common stock issuable pursuant to vested stock options granted under our 2014 Incentive Plan as follows: Mr. Monty J. Bennett—195,000 shares; Mr. Hays—65,000 shares; Mr. Kessler—85,000 shares; Mr. Welter—65,000 shares; Mr. Eubanks—65,000 shares.

(4)
This number excludes the Company’s obligation to issue common stock to Mr. Archie Bennett, Jr. pursuant to the Company’s deferred compensation plan. As of March 16, 2020, the Company has reserved an aggregate of 4,822 shares of common stock for issuance to Mr. Archie Bennett, Jr., which became issuable periodically beginning in 2015 and will be issuable through 2021 unless he elects to defer such issuances further. This number includes securities held directly by Ashford Financial Corporation, 50% of which is owned by Mr. Archie Bennett, Jr. Mr. Archie Bennett, Jr. disclaims beneficial ownership in excess of his pecuniary interest in such securities. This number also includes 2,016,872 shares of common stock into which the Series D Convertible Preferred Stock beneficially owned by Mr. Archie Bennett is convertible. See Note 6.

(5)
As of March 16, 2020, there were outstanding and entitled to vote 2,461,751 shares of common stock. The total number of shares outstanding used in calculating the percentage for each person assumes that the common units and vested options held by such person are redeemed for common stock and the Series D Convertible Preferred Stock beneficially owned by any such person are converted into common stock at the conversion ratio described in Note 6, but none of the common units or vested options held by other persons are redeemed for common stock or, in the case of the Series D Convertible Preferred Stock, are converted into common stock.

40	2020 Proxy Statement

(6)
Holders of the Series D Convertible Preferred Stock vote on an as-converted basis with the holders of the common stock on all matters submitted for approval by the holders of our capital stock possessing general voting rights. However, until August 8, 2023 (the five-year anniversary of the closing of the acquisition of Remington Lodging) the beneficial owners and their transferees will generally be subject to certain voting restrictions with respect to shares in excess of 25% of the combined voting power of our outstanding capital stock. In addition, the Series D Convertible Preferred Stock votes as a separate class with respect to certain matters. Each share of Series D Convertible Preferred Stock is convertible at any time and from time to time, in full or partially, into our common stock at a conversion ratio equal to the liquidation preference of a share of Series D Convertible Preferred Stock (which is $25), divided by $117.50. As a result, the 19,120,000 shares of Series D Convertible Preferred Stock are convertible into an aggregate of 4,068,085 shares of common stock. Please refer to the Form 8-K filed on November 6, 2019 for a complete description of the voting and conversion rights of the Series D Convertible Preferred Stock.

(7)	This number includes 6,893 shares of common stock into which the Series D Convertible Preferred Stock beneficially owned by Mr. Jeremy J. Welter is convertible. See Note 6.
Security Ownership of Certain Beneficial Owners
The following table sets forth information as of March 16, 2020 regarding the ownership of our equity securities by the persons known to Ashford to be the beneficial owners of five percent or more of our common stock or our Series D Convertible Preferred Stock, by virtue of the filing of a Schedule 13D or Schedule 13G with the SEC. To our knowledge, other than as set forth in the table below, there are no persons owning more than five percent of any class of Ashford’s common stock. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power.
	Common Stock		Series D Convertible Preferred Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class(4)	Number of Shares Beneficially Owned(5)	Percent of Class(5)
Monty J. Bennett	2,477,500(1)(2)	53.5%	9,279,300	48.5%
Archie Bennett, Jr.	2,126,858(1)(3)	47.5%	9,479,300	49.6%
C. Clark Webb	207,741(6)	9.4%	–	–
(1)	Each of Mr. Archie Bennett, Jr. and Mr. Monty J. Bennett owns a portion of their shares indirectly.
(2)
This number excludes the Company’s obligation to issue common stock to Mr. Monty J. Bennett pursuant to the Company’s deferred compensation plan. As of March 16, 2020, the Company has reserved an aggregate of 195,579 shares of common stock for issuance to Mr. Monty J. Bennett, which are issuable periodically over a five-year period that will begin in 2026. This number includes securities held directly by Ashford Financial Corporation, 50% of which is owned by Mr. Monty J. Bennett. Mr. Monty J. Bennett disclaims beneficial ownership in excess of his pecuniary interest in such securities. This number also includes 1,974,319 shares of common stock into which the Series D Convertible Preferred Stock beneficially owned by Mr. Monty J. Bennett is convertible. See Note 5.

(3)
This number excludes the Company’s obligation to issue common stock to Mr. Archie Bennett, Jr.pursuant to the Company’s deferred compensation plan. As of March 16, 2020, the Company has reserved an aggregate of 4,822 shares of common stock for issuance to Mr. Archie Bennett, Jr., which became issuable periodically beginning in 2015 and will be issuable through 2021 unless he elects to defer such issuances further. This number includes securities held directly by Ashford Financial Corporation, 50% of which is owned by Mr. Archie Bennett, Jr. Mr. Archie Bennett, Jr. disclaims beneficial ownership in excess of his pecuniary interest in such securities. This number also includes 2,016,872 shares of common stock into which the Series D Convertible Preferred Stock beneficially owned by Mr. Monty J. Bennett is convertible. See Note 5.

(4)
As of March 16, 2020, there were outstanding and entitled to vote 2,461,751 shares of common stock. The total number of shares outstanding used in calculating the percentage for each person assumes that the common units and vested options held by such person are redeemed for common stock and the Series D Convertible Preferred Stock beneficially owned by any such person are converted into common stock at the conversion ratio described in Note 5, but none of the common units or vested options held by other persons are redeemed for common stock or, in the case of the Series D Convertible Preferred Stock, are converted into common stock.

(5)
Holders of the Series D Convertible Preferred Stock vote on an as-converted basis with the holders of the common stock on all matters submitted for approval by the holders of our capital stock possessing general voting rights. However, until August 8, 2023 (the five-year anniversary of the closing of the acquisition of Remington Lodging) the beneficial owners and their transferees will generally be subject to certain voting restrictions with respect to shares in excess of 25% of the combined voting power of our outstanding capital stock. In addition, the Series D Convertible Preferred Stock votes as a separate class with respect to certain matters. Each share of Series D Convertible Preferred Stock is convertible at any time and from time to time, in full or partially, into our common stock at a conversion ratio equal to the liquidation preference of a share of Series D Convertible Preferred Stock (which is $25), divided by $117.50. As a result, the 19,120,000 shares of Series D Convertible Preferred Stock are convertible into an aggregate of 4,068,085 shares of common stock. Please refer to the Form 8-K filed on November 6, 2019 for a complete description of the voting and conversion rights of the Series D Convertible Preferred Stock.

(6)
Based on information provided by C. Clark Webb (“Mr. Webb”) in his Schedule 13G filed with the SEC on March 9, 2020. Per his Schedule 13G, Mr. Webb has sole voting power over 207,741 of such shares, shared voting power over none of such shares, sole power to dispose of 207,741 of such shares and shared power to dispose of none of such shares. The principal business address of Mr. Webb is 8214 Westchester Drive, Suite 950, Dallas, Texas 75225.

2020 Proxy Statement 41

Delinquent Section 16(a) Reports
To our knowledge, based solely on review of the copies of Forms 3, 4 and 5 furnished to us and written representations that no other reports were required, during the year ended December 31, 2019, all of our directors, executive officers and beneficial owners of more than 10% of our common stock were in compliance with the Section 16(a) filing requirements, except that Mr. Archie Bennett, Jr. did not timely file one report covering one transaction, but subsequently reported the transaction on a Form 4.

42	2020 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
This section of the proxy statement describes certain relationships and related person transactions we have that could give rise to conflicts of interest. A “related transaction” is any transaction, arrangement or relationship, or series of similar transactions, arrangements or relationships, since the beginning of our last fiscal year or currently proposed, in which: (i) our Company was or is to be a participant; (ii) the amount involved exceeds $120,000; and (iii) any related person had or will have a direct or indirect material interest.
A “related person” means: (i) any director, director nominee or executive officer of the Company; (ii) any person known to the Company to be the beneficial owner of more than 5% of its outstanding voting stock at the time of the transaction; (iii) any immediate family member of either of the foregoing; or (iv) a firm, corporation or other entity in which any of the foregoing is a partner or principal or in a similar position or in which such person has at least a 10% equity interest.
Conflict of Interest Policies
We take conflicts of interest seriously and aim to ensure that transactions involving conflicts or potential conflicts are thoroughly examined and only approved by independent board members.
Because we could be subject to various conflicts of interest arising from our relationships with Ashford Trust, Braemar, their respective affiliates and other parties, to mitigate any potential conflicts of interest, we have adopted a number of conflict of interest policies. As described above under “Corporate Governance—Board Leadership Structure,” our bylaws require that, at all times, a majority of the Board be independent directors and our Corporate Governance Guidelines require that two-thirds of the board be independent directors at all times that we do not have an independent Chairman.
Our Corporate Governance Guidelines also provide that, in order to mitigate potential conflicts of interest, any waiver, consent, approval, modification, enforcement, or elections which the Company may make pursuant to any agreement between the Company, on the one hand, and any of the following entities, on the other hand, shall be within the exclusive discretion and control of a majority of the independent directors: (a) Braemar or any of its subsidiaries; (b) Ashford Trust or any of its subsidiaries; (c) any entity controlled by Mr. Monty J. Bennett and/or Mr. Archie Bennett, Jr.; and (d) any other entity advised by us or our subsidiaries.
Additionally, our Board has adopted our Code of Business Conduct and Ethics, which includes a policy for review of any transactions in which an individual’s private interests may interfere or conflict in any way with the interests of the Company. Pursuant to the Code of Business Conduct and Ethics, employees must report any actual or potential conflict of interest involving themselves or others to our Executive Vice President, General Counsel and Secretary. Directors must make such report to our Executive Vice President, General Counsel and Secretary or the Chairman of the Nominating and Corporate Governance Committee. Officers must make such report to the Chairman of the Nominating and Corporate Governance Committee.
Finally, our directors also are subject to provisions of Nevada law that address transactions between Nevada corporations and our directors or other entities in which our directors have a material financial interest. Such transactions may be voidable under Nevada law, unless certain safe harbors are met. Our charter contains a requirement, consistent with one such safe harbor, that any transaction or agreement involving us, any of our subsidiaries or Ashford LLC, on the one hand, and a director or officer or an affiliate or associate of any director or officer or an entity in which a director or officer is a director or officer or has a financial interest, on the other hand, requires the approval of a majority of disinterested directors.
Our Relationship and Agreements with Ashford Trust and Braemar
We, through our operating subsidiary, Ashford LLC, advise Ashford Trust and Braemar in the management of their investments and day-to-day operations, subject to the supervision and oversight of the respective board of directors of such entities, pursuant to advisory agreements executed between Ashford LLC and each of Ashford Trust and Braemar. We may also perform similar services for new or existing platforms created by us, Ashford Trust or Braemar. In addition, we and our subsidiaries have entered into other agreements with Ashford Trust and Braemar, which are described below.

2020 Proxy Statement 43

All of our executive officers are executive officers of Ashford Trust (with the exception of Mr. Monty J. Bennett, our Chief Executive Officer, who is not an executive officer of Ashford Trust), and we have one common director with Ashford Trust, Mr. Monty J. Bennett, Chairman of our Board of Directors and Chairman of the board of directors of Ashford Trust. As of March 16, 2020, our directors and executive officers and their immediate family members (including Mr. Archie Bennett, Jr., who is Mr. Monty J. Bennett’s father) collectively may be deemed to beneficially own 18,417,336 shares of Ashford Trust’s common stock. In accordance with SEC rules, our directors and executive officers and their immediate family members may be deemed to beneficially own approximately 15.9% of Ashford Trust’s common stock.
Our directors and executive officers and their immediate family members will benefit, as stockholders of Ashford Trust, to the extent we make payments or give other benefits to Ashford Trust or its subsidiaries pursuant to the arrangements described below.
All of our executive officers are executive officers of Braemar (with the exception of Mr. Monty J. Bennett, our Chief Executive Officer, and Mr. Douglas A. Kessler, our Senior Managing Director, neither of whom is an executive officer of Braemar) and we have one common director with Braemar, Mr. Monty J. Bennett, Chairman of our Board of Directors and Chairman of the board of directors of Braemar. As of March 16, 2020, our directors and executive officers and their immediate family members (including Mr. Archie Bennett, Jr., who is Mr. Monty J. Bennett’s father) collectively may be deemed to beneficially own 4,224,512 shares of Braemar’s common stock. In accordance with SEC rules, our directors and executive officers and their immediate family members may be deemed to beneficially own approximately 11.7% of Braemar’s common stock.1
Our directors and executive officers and their immediate family members will benefit, as stockholders of Braemar, to the extent we make payments or give other benefits to Braemar or its subsidiaries pursuant to the arrangements described below.
Agreements Relating to Ashford Trust
Advisory Agreement with Ashford Trust
Our advisory agreement with Ashford Trust has an initial 10-year term that expires on June 10, 2025 and is automatically renewed for successive five-year terms after its expiration unless terminated either by us or Ashford Trust, as applicable. We are entitled to receive from Ashford Trust, on a monthly basis, an annual base fee, in an amount equal to 1/12th of (i) 0.70% or less of Ashford Trust’s total market capitalization plus (ii) a net asset fee adjustment (as described below), subject to a minimum monthly fee. The net asset fee adjustment is an amount equal to (i) the product of the Sold Non-ERFP Asset Amount (as more particularly defined in the advisory agreement, but generally equal to the net sales prices of real property (other than any hotel assets purchased pursuant to the enhanced return funding program described below) sold or disposed of after the date of the Enhanced Return Funding Program Agreement, commencing with and including the first such sale) and 0.70% plus (ii) the product of the Sold ERFP Asset Amount (as more particularly defined in the advisory agreement, but generally equal to the net sales prices of hotel assets purchased pursuant to the enhanced return funding program described below and then sold or disposed of by Ashford Trust after the date of the Enhanced Return Funding Program Agreement, commencing with an including the first such sale) and 1.07%. As a result of these provisions, in the event that Ashford Trust disposes of hotel properties in the future, we will continue to receive advisory fees from Ashford Trust in respect of hotel properties that it has sold. We are also entitled to receive an incentive fee from Ashford Trust based on its out-performance, as measured by total annual stockholder return, as compared to Ashford Trust’s defined peer group. For the year ended December 31, 2019, we earned a base fee of $32.5 million and an incentive fee of $0.
In addition, we are entitled to receive directly or be reimbursed, on a monthly basis, for all expenses paid or incurred by us or our affiliates on behalf of Ashford Trust or in connection with the services provided by us pursuant to our
[1]
The total number of shares outstanding used in calculating the percentage for each person assumes that the common units and vested options held by such persons are redeemed for common stock and the Series D Convertible Preferred Stock beneficially owned by any such person are converted into common stock at the conversion ratio described below in Note 6 of the table provided under the section “Security Ownership of Management and Certain Beneficial Owners—Security Ownership of Management and Directors,” but none of the common units or vested options held by other persons are redeemed for common stock or, in the case of the Series D Convertible Preferred Stock, are converted into common stock.

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advisory agreement with Ashford Trust, which includes Ashford Trust’s pro rata share of our office overhead and administrative expenses incurred in providing our duties under the advisory agreement. For the year ended December 31, 2019, we were reimbursed for expenses paid or incurred on behalf of Ashford Trust totaling approximately $7.7 million.
The board of directors of Ashford Trust also has the authority to make annual equity awards to us or directly to our employees, officers, consultants and non-employee directors, based on the achievement by Ashford Trust of certain financial and other hurdles established by its boards of directors. In February 2019, Ashford Trust awarded equity grants of its common stock, LTIP units, performance stock units, and performance LTIP units to executives valued at approximately $12.0 million and awarded equity grants of its common stock and LTIP units valued at approximately $2.5 million to our non-executive employees.
We are also entitled to receive a termination fee from Ashford Trust under certain circumstances upon the termination of our advisory agreement, and upon certain events that would if consummated result in a change of control of Ashford Trust, to escrow funds that belong to Ashford Trust to secure its obligation to pay the termination fee. In the event the termination fee is payable under our advisory agreement, Ashford Trust will be required to pay us or our subsidiaries a termination fee equal to: (a) 1.1 multiplied by the greater of (i) 12 times the net earnings of the Company for the 12 month period preceding the termination date of the advisory agreement; (ii) the earnings multiple (calculated as our total enterprise value on the trading day immediately preceding the day the termination notice is given to us divided by our most recently reported adjusted EBITDA) for our common stock for the 12 month period preceding the termination date of the advisory agreement multiplied by the net earnings of the Company for the 12 month period preceding the termination date of the advisory agreement; or (iii) the simple average of the earnings multiples for each of the three fiscal years preceding the termination of the advisory agreement (calculated as our total enterprise value on the last trading day of each of the three preceding fiscal years divided by, in each case, our adjusted EBITDA for the same periods), multiplied by the net earnings of the Company for the 12 month period preceding the termination date of the advisory agreement; plus (b) an additional amount such that the total net amount received by the Company after the reduction by state and federal income taxes at an assumed combined rate of 40% on the sum of the amounts described in (a) and (b) shall equal the amount described in (a).
Enhanced Return Funding Program Agreement with Ashford Trust
On June 26, 2018, the Company entered into the Enhanced Return Funding Program Agreement and Amendment No. 1 to the Amended and Restated Advisory Agreement (the “Ashford Trust ERFP Agreement”) with Ashford Trust. The independent members of the board of directors of each of the Company and Ashford Trust, with the assistance of separate and independent legal counsel, engaged to negotiate the Ashford Trust ERFP Agreement on behalf of the Company and Ashford Trust, respectively. Under the Ashford Trust ERFP Agreement, the Company agreed to provide $50 million (the “Ashford Trust Aggregate ERFP Amount”) to Ashford Trust in connection with Ashford Trust’s acquisition of hotels recommended by us, with the option to increase the Ashford Trust Aggregate ERFP Amount to up to $100 million upon mutual agreement by the parties. Under the Ashford Trust ERFP Agreement, the Company pays Ashford Trust 10% of each acquired hotel’s purchase price in exchange for FF&E, which is subsequently leased to Ashford Trust rent-free. The Ashford Trust ERFP Agreement requires that the Company acquire the related FF&E either at the time of the property acquisition or at any time generally within two years of Ashford Trust acquiring the hotel property. The Company recognizes the related depreciation tax deduction at the time such FF&E is purchased by the Company and placed into service at Ashford Trust’s hotel properties. However, the timing of the FF&E being purchased and placed into service is subject to uncertainties outside of the Company’s control that could delay the realization of any tax benefit associated with the purchase of FF&E. In connection with Ashford Trust’s acquisition of the Hilton Old Town Alexandria on June 29, 2018 and La Posada de Santa Fe on October 31, 2018, the Company was committed to provide Ashford Trust with approximately $11.1 million and $5.0 million, respectively, in exchange for FF&E at Ashford Trust properties, in each case subject to the terms of the Ashford Trust ERFP Agreement. The $16.1 million total of FF&E was purchased by us and leased by us to Ashford Trust effective December 31, 2018. As of December 31, 2018, the Company had no remaining 2018 ERFP commitments to Ashford Trust. In connection with Ashford Trust’s acquisition of The Embassy Suites New York Manhattan Times Square on January 23, 2019, and the Hilton Santa Cruz/Scotts Valley on February 26, 2019, the Company was committed to provide Ashford Trust with approximately $19.5 million and $5.0 million, respectively, in exchange for FF&E at Ashford Trust properties, in each case subject to the terms of the Ashford Trust ERFP Agreement. During the year ended December 31, 2019, $13.1 million of FF&E was purchased by us and leased by

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us to Ashford Trust related to Ashford Trust’s 2019 ERFP acquisitions. As of December 31, 2019, the Company had $11.4 million remaining on its 2019 ERFP commitments to Ashford Trust. Pursuant to the Extension Agreement dated March 13, 2020, the Company’s commitment to acquire $11.4 million of FF&E by January 22, 2021 has been extended to December 31, 2022.
Project Management Agreement with Ashford Trust
In connection with our August 8, 2018 acquisition of Remington Lodging’s project management business, Premier, our indirect subsidiary, entered into a project management agreement with Ashford Trust, pursuant to which Premier provides project management services to Ashford Trust’s hotels, including construction management, interior design, architectural services, and the purchasing, freight management, and supervision of installation of FF&E and related services. From and after August 8, 2018, pursuant to the project management agreement, Ashford Trust paid Premier: (a) project management fees of up to 4% of project costs; and (b) market service fees at current market rates with respect to construction management, interior design, architectural services, FF&E purchasing, FF&E expediting/freight management, FF&E warehousing, and FF&E installation and supervision. The amount of project management and market service fees paid by Ashford Trust to Premier for 2019 was approximately $16.6 million. In March 2020, Ashford Trust awarded equity grants of its common stock or LTIP units to Premier’s non-executive employees valued at approximately $113,000.
Project Management Mutual Exclusivity Agreement with Ashford Trust and AHLP
Also, in connection with our August 8, 2018 acquisition of Remington Lodging’s project management business, Premier entered into a mutual exclusivity agreement with Ashford Trust and Ashford Hospitality Limited Partnership (“AHLP”), its operating partnership, pursuant to which Ashford Trust has agreed to hire Premier or its affiliates for the development and construction, capital improvement, refurbishment, and/or project management or other services in connection with any acquisition or investment by Ashford Trust in a hotel, unless Ashford Trust’s independent directors either (i) unanimously vote not to engage Premier, or (ii) based on special circumstances or past performance, by a majority vote elect not to engage Premier because they have determined, in their reasonable business judgment, that it would be in Ashford Trust’s best interest not to engage Premier or that another manager or developer could perform the duties materially better. Pursuant to the mutual exclusivity agreement, Ashford Trust has a first right of refusal to purchase lodging investments identified by Premier and any of its affiliates that meet Ashford Trust’s investment criteria.
Hotel Management Agreement with AHLP
AHLP previously entered into a master hotel management agreement with Remington Lodging, pursuant to which Remington Lodging provided Ashford Trust with hotel management services and project management services with respect to hotels owned or leased by us. In connection with our August 8, 2018 acquisition of Premier, AHLP and Remington Lodging entered into an amended and restated hotel management agreement, pursuant to which Remington Lodging provides hotel management services to a significant number of Ashford Trust’s hotels, including hotel operations, sales and marketing, revenue management, budget oversight, guest service, asset maintenance (not involving capital expenditures) and related services. In connection with our November 6, 2019 acquisition of Remington Lodging’s hotel management business, Remington became a subsidiary of Ashford Inc., and the master hotel management agreement between Ashford Trust’s operating partnership and Remington remains in effect. From and after November 6, 2019, pursuant to the hotel management agreement, Ashford Trust paid Remington hotel management fees and other fees. Under the original terms of the hotel management agreement, Ashford Trust paid us on the fifth day of each month for the base fees in the preceding month. Pursuant to the terms of a letter agreement dated March 13, 2020, in order to allow us to better manage our corporate working capital and to ensure the continued efficient operation of Ashford Trust’s hotels, Ashford Trust agreed to pay the base fee and to reimburse all expenses on a weekly basis for the preceding week, rather than on a monthly basis. This letter agreement will continue until terminated by Ashford Trust. The amount of hotel management fees incurred by Ashford Trust to Remington for the period from November 6, 2019 (when we acquired Remington) through December 31, 2019 was approximately $4.2 million. In March 2020, Ashford Trust awarded equity grants of its common stock or LTIP units to Remington’s non-executive employees valued at approximately $147,000.

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Hotel Management Mutual Exclusivity Agreement with Ashford Trust and AHLP
Ashford Trust and AHLP have an amended and restated mutual exclusivity agreement with Remington and Remington Holdings, L.P. (“Remington Holdings”) and our Chairman, Mr. Monty J. Bennett, and his father, Ashford Trust’s Chairman Emeritus, Mr. Archie Bennett, Jr., pursuant to which Ashford Trust has a first right of refusal to purchase lodging investments identified by Remington that do not meet the investment criteria of Braemar. Ashford Trust also agreed to hire Remington or its affiliates for the management of any hotel which is part of an investment Ashford Trust elects to pursue, unless Ashford Trust’s independent directors either (i) unanimously vote not to engage Remington, or (ii) based on special circumstances or past performance, by a majority vote elect not to engage Remington because they have determined, in their reasonable business judgment, that it would be in Ashford Trust’s best interest not to engage Remington or that another manager or developer could perform the duties materially better. In connection with our November 6, 2019 acquisition of Remington Lodging’s hotel management business, Remington became a subsidiary of Ashford Inc., and the master hotel management agreement between Ashford Trust’s operating partnership and Remington remains in effect.
Rebate Arrangements with Ashford Trust
From time to time, we or our subsidiaries, including Premier, may be able to negotiate particularly advantageous terms for Ashford Trust from unaffiliated third parties who provide products or services to Ashford Trust and other clients of ours. Our extensive negotiations with third party vendors as well as our deep experience in the lodging industry and our ability to purchase products and services in large volume often results in superior service and pricing for those products and services for Ashford Trust. In such cases, we or our subsidiaries may receive a rebate from the third party vendor. In 2019, we, excluding Premier, received $35,392 in rebates from third party vendors to Ashford Trust. Additionally, in 2019, our subsidiary, Premier, received $387,873 in rebates from third party vendors and Ashford Trust has agreed for Premier to receive market rebates in 2020 in exchange for the procurement of third party products and services at below market terms.
Ashford Investment Management, LLC Agreement with Ashford Trust
Effective January 19, 2017, Ashford Trust entered into an agreement with Ashford Investment Management, LLC (“AIM”), our indirect subsidiary, pursuant to which AIM manages all or a portion of Ashford Trust’s excess available cash. Ashford Trust reimburses us for the costs of implementing such cash management strategy, which, during 2019, totaled approximately $1.2 million. As of December 31, 2019, AIM managed approximately $82 million under this arrangement.
Chairman Emeritus Stipend
As previously disclosed, we pay for the costs associated with Ashford Trust’s Chairman Emeritus, which includes a $700,000 annual stipend and the cost of all benefits currently available to him, as well as reimbursement for reasonable expenses incurred by him in connection with his service to Ashford Trust. A copy of the full agreement is available as Exhibit 10.1 of the Form 8-K filed by Ashford Trust with the SEC on January 9, 2013 (File No. 001-31775). Currently, Ashford Trust’s Chairman Emeritus is Mr. Archie Bennett, Jr., the father of Mr. Monty J. Bennett, our Chief Executive Officer and Chairman. The approximate dollar amount involved in the transaction and Mr. Archie Bennett, Jr.’s interest is $700,000 per year for as long as Mr. Archie Bennett, Jr. continues to serve as Chairman Emeritus pursuant to the terms of his agreement.
Agreements Relating to Braemar
Advisory Agreement with Braemar
Our advisory agreement with Braemar has an initial 10-year term that expires on January 24, 2027 and is subject to renewal by us for up to seven additional successive 10-year terms. We are entitled to receive from Braemar, on a monthly basis, an annual base fee, in an amount equal to 1/12th of (i) 0.70% or less of Braemar’s total market capitalization plus (ii) a net asset fee adjustment (as described below), subject to a minimum monthly fee. The net asset fee adjustment is an amount equal to (i) the product of the Sold Non-ERFP Asset Amount (as more particularly defined in the advisory agreement, but generally equal to the net sales prices of real property (other than any hotel assets purchased pursuant to the enhanced return funding program described below) sold or disposed of after the date of the Enhanced Return Funding Program Agreement, commencing with and including the first such sale) and 0.70% plus (ii) the product of the Sold ERFP Asset Amount (as more particularly defined in the advisory agreement,

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but generally equal to the net sales prices of hotel assets purchased pursuant to the enhanced return funding program described below and then sold or disposed of by Braemar after the date of the Enhanced Return Funding Program Agreement, commencing with an including the first such sale) and 1.07%. As a result of these provisions, in the event that Braemar disposes of hotel properties in the future, we will continue to receive advisory fees from Braemar in respect of hotel properties that it has sold. We are also entitled to receive an incentive fee from Braemar based on its out-performance, as measured by total annual stockholder return, as compared to Braemar’s peers. For the year ended December 31, 2019, we earned a base fee of $10.5 million and an incentive fee of $678,000 from Braemar.
In addition, we are entitled to receive directly or be reimbursed, on a monthly basis, for all expenses paid or incurred by us or our affiliates on behalf of Braemar or in connection with the services provided by us pursuant to our advisory agreement with Braemar, which includes Braemar’s pro rata share of our office overhead and administrative expenses incurred in providing our duties under the advisory agreement. For the year ended December 31, 2019, we received reimbursable overhead and internal audit, insurance claims and advisory fees of $2.4 million from Braemar.
The board of directors of Braemar also has the authority to make annual equity awards to us or directly to our employees, officers, consultants and non-employee directors, based on the achievement by Braemar of certain financial and other hurdles established by its boards of directors. In February 2019, Braemar awarded equity grants of its common stock, LTIP units, performance stock units, and performance LTIP units to executives valued at approximately $6.2 million and equity grants of its common stock or LTIP units to our non-executive employees valued at approximately $544,000.
We are also entitled to receive a termination fee from Braemar under certain circumstances upon the termination of our advisory agreement, and upon certain events that result in a change of control of Braemar, to escrow funds that belong to Braemar to secure its obligation to pay the termination fee. In the event the termination fee is payable under our advisory agreement, Braemar will be required to pay us or our subsidiaries a termination fee equal to the greater of:
•
(i) 12 multiplied by (ii) the sum of (A) our net earnings for the 12-month period ending on the last day of the fiscal quarter preceding the termination date of our advisory agreement (“LTM Period”) and (B) to the extent not included in net earnings, any incentive fees under the advisory agreement that have accrued or are accelerated but have not yet been paid at the time of termination of the advisory agreement;

•
(i) the quotient of (A) our total market capitalization on the trading day immediately preceding the date of payment of the termination fee, divided by (B) our Adjusted EBITDA for the LTM Period (which for purposes of this paragraph shall include the EBITDA (adjusted on a comparable basis to our Adjusted EBITDA)) for the same LTM Period of any person that we acquired a beneficial ownership interest in during the applicable measurement period, in the same proportion as our beneficial ownership of the acquired person, multiplied by (ii) net earnings for the LTM Period plus, to the extent not included in net earnings, any incentive fees under the advisory agreement that have accrued or are accelerated but have not yet been paid at the time of termination of the advisory agreement; and

•
the simple average, for the three years preceding the fiscal year in which the termination fee is due, of (i) the quotient of (A) our total market capitalization on the trading day immediately preceding the date of payment of the termination fee, divided by (B) our Adjusted EBITDA for the LTM Period multiplied by (ii) net earnings for the LTM Period plus, to the extent not included in net earnings, any incentive fees under the advisory agreement that have accrued or are accelerated but have not yet been paid at the time of termination of the advisory agreement.

Additionally, pursuant to Braemar’s charter, Braemar is required to nominate persons designated by Ashford LLC as candidates for election as directors at any stockholders meeting at which directors are to be elected, such that Ashford LLC’s designees constitute as nearly as possible 29% of the board of directors of Braemar, in all cases rounding to the next larger whole number, for so long as the advisory agreement is in effect.
Enhanced Return Funding Program Agreement with Braemar
On January 15, 2019, the Company entered into the Enhanced Return Funding Program Agreement and Amendment No. 1 to the Fifth Amended and Restated Advisory Agreement (the “Braemar ERFP Agreement”) with Braemar. The independent members of the board of directors of each of the Company and Braemar, with the assistance of separate and independent legal counsel, engaged to negotiate the Braemar ERFP Agreement on behalf of the Company and

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Braemar, respectively. Under the Braemar ERFP Agreement, the Company agreed to provide $50 million (the “Braemar Aggregate ERFP Amount”) to Braemar in connection with Braemar’s acquisition of hotels recommended by us, with the option to increase the Braemar Aggregate ERFP Amount to up to $100 million upon mutual agreement by the parties. Under the Braemar ERFP Agreement, the Company will pay Braemar 10% of each acquired hotel’s purchase price in exchange for FF&E, which is subsequently leased to Braemar rent-free. The Braemar ERFP Agreement requires that the Company acquire the related FF&E either at the time of the property acquisition or at any time generally within two years of Braemar acquiring the hotel property. The Company recognizes the related depreciation tax deduction at the time such FF&E is purchased by the Company and placed into service at Braemar’s hotel properties. However, the timing of the FF&E being purchased and placed into service is subject to uncertainties outside of the Company’s control that could delay the realization of any tax benefit associated with the purchase of FF&E. In connection with Braemar’s acquisition of The Ritz-Carlton Lake Tahoe on January 15, 2019, the Company was committed to provide Braemar with approximately $10.3 million in exchange for FF&E at Braemar properties, subject to the terms of the Braemar ERFP Agreement. During the year ended December 31, 2019, $10.3 million of FF&E was purchased by us and leased by us to Braemar related to Braemar’s 2019 ERFP acquisitions. As of December 31, 2019, the Company has no remaining 2019 ERFP commitment to Braemar.
Project Management Agreement with Braemar
In connection with our August 8, 2018 acquisition of Remington Lodging’s project management business, our subsidiary, Premier, entered into a project management agreement with Braemar, pursuant to which Premier provides project management services to Braemar’s hotels, including construction management, interior design, architectural services, and the purchasing, freight management, and supervision of installation of FF&E and related services. From and after August 8, 2018, pursuant to the project management agreement, Braemar paid Premier: (a) project management fees of up to 4% of project costs; and (b) service fees at current market rates with respect to construction management, interior design, FF&E purchasing, FF&E expediting/freight management, FF&E warehousing, and FF&E installation and supervision. In January 2019, Braemar and Premier agreed that payment for the following services, which were previously paid at current market rates, would be fixed as follows: (i) architectural (6.5% of total construction costs); (ii) construction management for projects without a general contractor (10% of total construction costs); (iii) interior design (6% of the purchase price of the FF&E designed or selected by Premier); and (iv) FF&E purchasing (8% of the purchase price of FF&E purchased by Premier; provided that if the purchase price exceeds $2.0 million for a single hotel in a calendar year, then the purchasing fee is reduced to 6% of the FF&E purchase price in excess of $2.0 million for such hotel in such calendar year). The amount of project management and market service fees paid by Braemar to Premier during 2019 was approximately $8.5 million. In March 2020, Braemar awarded equity grants of its common stock or LTIP units to Premier’s non-executive employees valued at approximately $48,000.
Project Management Mutual Exclusivity Agreement with Braemar and Braemar OP
Also, in connection with our August 8, 2018 acquisition of Remington Lodging’s project management business, Premier entered into a mutual exclusivity agreement with Braemar and Braemar Hospitality Limited Partnership (“Braemar OP”), pursuant to which Braemar has agreed to hire Premier or its affiliates for the development and construction, capital improvement, refurbishment, and/or project management or other services in connection with any acquisition or investment by us in a hotel, unless Braemar’s independent directors either (i) unanimously vote not to engage Premier, or (ii) based on special circumstances or past performance, by a majority vote elect not to engage Premier because they have determined, in their reasonable business judgment, that it would be in our best interest not to engage Premier or that another manager or developer could perform the duties materially better. Pursuant to the mutual exclusivity agreement, Braemar has a first right of refusal to purchase lodging investments identified by Premier and any of its affiliates that meet Braemar’s investment criteria.
Hotel Management Agreement with Braemar OP
Braemar OP previously entered into a master management agreement with Remington Lodging, pursuant to which Remington Lodging provided Braemar with hotel management services and project management services with respect to hotels owned or leased by Braemar. In connection with our August 8, 2018 acquisition of Premier, Braemar OP and Remington Lodging entered into an amended and restated hotel management agreement with respect to hotel management. Under Braemar OP’s amended and restated hotel management agreement with Remington Lodging, Remington Lodging provides hotel management services to a number of Braemar’s hotels, including hotel operations, sales and marketing, revenue management, budget oversight, guest service, asset maintenance (not

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involving capital expenditures) and related services. In connection with our November 6, 2019 acquisition of Remington Lodging’s hotel management business, Remington became a subsidiary of Ashford Inc., and the master hotel management agreement between Braemar OP and Remington remains in effect. From and after November 6, 2019, pursuant to the hotel management agreement, Braemar paid Remington hotel management fees and other fees. Under the original terms of the hotel management agreement, Braemar paid us on the fifth day of each month for the base fees in the preceding month. Pursuant to the terms of a letter agreement dated March 13, 2020, in order to allow us to better manage our corporate working capital and to ensure the continued efficient operation of Braemar’s hotels, Braemar agreed to pay the base fee and to reimburse all expenses on a weekly basis for the preceding week, rather than on a monthly basis. This letter agreement will continue until terminated by Braemar. The amount of hotel management fees incurred by Braemar to Remington for the period from November 6, 2019 (when we acquired Remington) through December 31, 2019 was approximately $286,000. In March 2020, Braemar awarded equity grants of its common stock or LTIP units to Remington’s non-executive employees valued at approximately $63,000.
Hotel Management Mutual Exclusivity Agreement with Braemar and Braemar OP
Further, Braemar and Braemar OP have an amended and restated mutual exclusivity agreement with Remington and our Chairman and Chief Executive Officer, Mr. Monty J. Bennett, and his father, Mr. Archie Bennett, Jr., pursuant to which Braemar has a first right of refusal to purchase lodging investments identified by Remington that do not meet the investment criteria of Ashford Trust. Braemar also agreed to hire Remington or its affiliates for the management of any hotel which is part of an investment Braemar elects to pursue, unless Braemar’s independent directors either (i) unanimously vote not to engage Remington, or (ii) based on special circumstances or past performance, by a majority vote elect not to engage Remington because they have determined, in their reasonable business judgment, that it would be in Braemar’s best interest not to engage Remington or that another manager or developer could perform the duties materially better.
Rebate Arrangements with Braemar
From time to time, we or our subsidiaries, including Premier, may be able to negotiate particularly advantageous terms for Braemar from unaffiliated third parties who provide products or services to Braemar and other clients of ours. Our extensive negotiations with third party vendors as well as our deep experience in the lodging industry and our ability to purchase products and services in large volume often results in superior service and pricing for those products and services for Braemar. In such cases, we or our subsidiaries may receive a rebate from the third party vendor. In 2019, we, excluding Premier, received $1,985 in rebates from third party vendors to Braemar. Additionally, in 2019, our subsidiary, Premier, received $93,460 in rebates from third party vendors.
Other Agreements with Ashford Trust and Braemar
Our Stock Purchases from Ashford Trust and Braemar
Pursuant to the combination agreement signed in connection with our acquisition of Remington Lodging’s hotel management business, it was a closing condition that Braemar and Ashford Trust completely divest their holdings of our common stock. Accordingly, on October 2, 2019, we acquired 393,077 shares of our common stock from Ashford Trust for $30 per share, resulting in a cost of $11.8 million to us and 19,897 shares of our common stock from Braemar, resulting in a cost of approximately $597,000 to us. Subsequent to the stock repurchases, the 412,974 shares acquired from Ashford Trust and Braemar were retired by us. On November 5, 2019, each of Ashford Trust and Braemar completed a pro rata distribution of their remaining shares of our common stock to their respective shareholders and unitholders. As a result, on November 6, 2019, Ashford Trust and Braemar no longer hold any shares of our common stock.
Contribution Agreement with Ashford Trust and Braemar to fund Ashford Securities
On September 25, 2019, we announced the formation of Ashford Securities LLC (“Ashford Securities”) to raise capital in order to grow our existing and future advised platforms. Ashford Securities is a dedicated capital raising platform to fund investment opportunities sponsored and asset-managed by us. Types of capital raised may include, but are not limited to, preferred equity, convertible preferred equity, mezzanine debt, or non-traded REIT common equity for future platforms. Ashford Securities is not raising common equity for us nor for our existing advised platforms Ashford Trust and Braemar. In conjunction with the formation of Ashford Securities, Ashford Trust and

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Braemar have entered into a contribution agreement with us in which Ashford Trust and Braemar have agreed to contribute a combined contribution amount of up to $15 million to fund the operations of Ashford Securities. These costs will be allocated initially to the Ashford Trust and Braemar based on an allocation percentage of 75% to Ashford Trust and 25% to Braemar. Promptly after the true-up date, which ends upon the earlier of $400 million in aggregate non-listed preferred equity offerings raised or June 10, 2023, there will be a true up between Ashford Trust and Braemar whereby the actual capital contributions contributed by each company will be based on the actual amount of capital raised by Ashford Trust and Braemar, respectively. As of December 31, 2019, Ashford Trust and Braemar have funded approximately $2.5 million and $834,000, respectively.
Service Providers to Ashford Trust and Braemar
In accordance with our advisory agreements, we, or entities in which we have an interest, have a right to provide products or services to hotels owned by Ashford Trust and Braemar or their affiliates at market rates, provided such transactions are evaluated and approved by the independent directors of Ashford Trust and Braemar. Our relationships with such product and service providers often result in preferred pricing, premium service, and other benefits for Ashford Trust and Braemar hotels. We also anticipate that this arrangement will facilitate better long term quality control and accountability.
If our independent directors request performance of services outside the scope of the advisory agreement, Ashford Trust and Braemar are obligated to pay for such services separately and in addition to the other fees charged by us under the applicable advisory agreement.
The table below sets forth entities in which we had an interest as of December 31, 2019 with which some of Ashford Trust’s hotels and Braemar’s hotels contracted for products and services, the approximate amounts paid by or retained by affiliates of Ashford Trust or Braemar for those services, our interests in such entities (excluding the impact of the 0.2% minority interest in Ashford Hospitality Holdings LLC, a subsidiary of Ashford Inc., not held by Ashford Inc.), and the number of board seats we have on such companies’ boards, such board seats being filled by directors or officers of Ashford Inc.
Company	Product or Services	Amounts Paid by/ (Retained by) Ashford Trust for Product or Service in 2019	Amounts Paid by/ (Retained by) Braemar for Product or Service in 2019	Ashford Inc. Interest	Ashford Inc. Board Seats/ Board Seats Available
OpenKey(1)	Mobile key app	$111,000	$52,000	47.6%	1/3
Pure Wellness(2)	Hypoallergenic premium rooms	$1,673,000	$215,000	70.0%	2/3
Lismore Capital(3)	Debt placement services	$1,294,000	$704,000	100.0%	N/A
J&S Audio Visual(4)	Audiovisual services	$(7,438,000)	$(561,000)	88.2%	2/3
AIM	Cash management services	$1,206,000	$—	100.0%	N/A
Ashford LLC	Insurance claims services	$75,000	$135,000	100.0%	N/A
Premier(5)	Project management services	$20,004,000	$10,123,000	100.0%	N/A
RED Leisure	Watersports activities and travel/transportation services	$—	$1,010,000	84.2%	2/3
Remington(6)	Hotel management services	$44,394,000	$2,754,000	100.0%	N/A
Real Estate Advisory Holdings LLC(7)	Debt placement/real estate brokerage	$266,000	$239,000	30.0%	1/3
Ashford Securities LLC(8)	Broker-dealer services	$896,000	$347,000	100.0%	2/2
(1)
As of December 31, 2019, Ashford Trust held a 17.0% noncontrolling interest in OpenKey, Inc. (“OpenKey”), and Braemar held an 8.6% noncontrolling interest in OpenKey. Ashford Inc., Ashford Trust, and Braemar invested $1.8 million, $647,000 and $332,000, respectively, in OpenKey during the year ended December 31, 2019. In addition, Mr. Welter, our Co-President and Chief Operating Officer, has been issued 75,000 options outstanding pursuant to OpenKey’s 2015 stock plan, equating to an approximate 0.5% ownership in OpenKey. Pursuant to the Voting Agreement, dated as of March 8, 2016, Ashford Lending Corporation or its affiliates may designate one member of the board of directors of OpenKey, and the holders of a majority of OpenKey’s Voting Series A Preferred Stock not held by any affiliate of Ashford Inc. may appoint an additional director.

(2)
On April 6, 2017, a subsidiary of Ashford Inc. acquired substantially all of the assets and certain liabilities of PRE Opco, LLC, a New York limited liability company that provides hypoallergenic premium room services to hotels and other venues, including to hotels owned by Ashford Trust, Braemar and their affiliates.

(3)	On June 13, 2017, Lismore Capital LLC, a wholly-owned subsidiary of the Company, was formed in order to offer debt placement services to affiliates of Ashford Trust, Braemar and third parties.
(4)
On November 1, 2017, a subsidiary of Ashford Inc. acquired an 85% controlling interest in a privately held company that conducts the business of J&S Audio Visual (“JSAV”) in the United States, Mexico, and the Dominican Republic. JSAV provides integrated suites of audio

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visual services including show and event services, creative services and design and integration services to its customers in various venues including hotels and convention centers in the United States, Mexico, and the Dominican Republic. JSAV primarily contracts directly with third-party customers to whom it provides audio visual services. The gross revenue from these customers is generally collected by the hotels and the hotels retain an agreed commission and then remit the balance to JSAV. The amount above reflects the commission “retained by” Ashford Trust and Braemar hotels. Ashford Trust also used JSAV as an agent to purchase certain audiovisual equipment at cost during the year ended December 31, 2018. On March 1, 2019, JSAV acquired a privately-held company that conducts the business of BAV Services in the United States (“BAV”) for approximately $9.0 million, excluding contingent consideration and transaction costs. BAV is an audio visual rental, staging, and production company, focused on meeting and special event services. As a result of the acquisition, Ashford Inc.’s ownership interest in JSAV increased from 85% to approximately 88%.
(5)
On August 8, 2018, Ashford Inc. completed the acquisition of Premier, the project management business formerly conducted by certain affiliates of Remington, for a total transaction value of $203 million. The purchase price was paid by issuing 8,120,000 shares of Ashford Inc.'s Series B Convertible Preferred Stock to the sellers of Premier, primarily MJB Investments, LP (which is wholly-owned by Mr. Monty J. Bennett, our Chairman and Chief Executive Officer and the Chairman of both Ashford Trust and Braemar), and his father Mr. Archie Bennett, Jr. The Series B Convertible Preferred Stock had a conversion price of $140 per share and would convert into 1,450,000 shares of Ashford Inc.’s common stock. The $20 million and $10.1 million amounts disclosed above include reimbursed expenses of $3.4 million from Ashford Trust and $1.6 million from Braemar.

(6)
On November 6, 2019, Ashford Inc. completed the acquisition of the hotel management business of Remington Lodging, for a total transaction value of $275 million. The purchase price was paid by exchanging $203 million of our Series B Convertible Preferred Stock for $478 million of our Series D Convertible Preferred Stock (such that, after the transactions, $478 million of our Series D Convertible Preferred Stock and no Series B Convertible Preferred Stock, are outstanding). Each share of Series D Convertible Preferred Stock is convertible at any time and from time to time, in full or partially, into our common stock at a conversion ratio equal to the liquidation preference of a share of Series D Convertible Preferred Stock (which is $25), divided by $117.50.

(7)
On January 1, 2019, we acquired a 30% equity interest in Real Estate Advisory Holdings LLC (“REAH Holdings”). REAH, through its operating subsidiary, provides real estate advisory, debt placement and brokerage services to Ashford Trust, Braemar and third-party clients.

(8)
On September 25, 2019, Ashford Inc. announced the formation of Ashford Securities to raise retail capital in order to grow its existing and future advised platforms. In conjunction with the formation of Ashford Securities, Ashford Trust has entered into a contribution agreement with Ashford Inc. pursuant to which Ashford Trust has agreed to contribute, with Braemar, up to $15 million to fund the operations of Ashford Securities. As of December 31, 2019, Ashford Trust has funded approximately $2.5 million and Braemar has funded approximately $834,000. Costs for all operating expenses of Ashford Securities that are contributed by Ashford Trust and Braemar will be expensed as incurred. These costs will be allocated initially to Ashford Trust and Braemar based on an allocation percentage of 75% to Ashford Trust and 25% to Braemar. Upon reaching the earlier of $400 million in aggregate non-listed preferred equity offerings raised or June 10, 2023, there will be a true up (the “True-up Date”) between Ashford Trust and Braemar whereby the actual capital contributions contributed by each company will be based on the actual amount of capital raised by Ashford Trust and Braemar, respectively. After the True-up Date, the capital contributions will be allocated between Ashford Trust and Braemar quarterly based on the actual capital raised through Ashford Securities. Funding advances will be expensed as the expenses are incurred by Ashford Securities.

Our Relationship and Agreements with the Bennetts
From the period of January 1, 2019 to November 6, 2019, Remington Holdings, which wholly-owned Remington Lodging, was owned by Mr. Monty J. Bennett and Mr. Archie Bennett, Jr. and, as a result, Mr. Monty J. Bennett and Mr. Archie Bennett, Jr. benefited from Remington Lodging’s transactions with us, including in connection with the receipt of hotel management fees by Remington Lodging from Ashford Trust and Braemar. On May 31, 2019, we signed a definitive agreement to acquire, directly or indirectly, all of the general partnership interests and limited partnership interests in Remington Lodging. The transaction closed on November 6, 2019 and the hotel management agreements and hotel management mutual exclusivity agreements with Ashford Trust and Braemar remained in place. Thus, for the period from November 7, 2019 to present, the services provided under those agreements were provided by our subsidiary, Remington.
Acquisition of Remington from the Bennetts
On May 31, 2019, we entered into a combination agreement to acquire the hotel management business of Remington Lodging. On October 24, 2019, at a special meeting of stockholders, our shareholders voted to approve certain matters related to our acquisition of the hotel management business of Remington Lodging. On November 6, 2019, we completed the acquisition of Remington Lodging’s hotel management business and Marietta for $275 million, payable by the issuance of $275 million of a new Ashford Inc. Series D Convertible Preferred Stock. In the previous transaction for Remington Lodging’s project management business, the sellers received $203 million of our predecessor publicly-traded parent Ashford OAINC II Inc.’s (formerly named Ashford Inc. and incorporated in Maryland) (“Maryland Ashford”) Series B Convertible Preferred Stock. For this transaction involving Remington Lodging’s hotel management business, that $203 million of Maryland Ashford’s Series B Convertible Preferred Stock was exchanged, pursuant to a merger transaction whereby Maryland Ashford became our wholly-owned subsidiary, for $203 million of Series D Convertible Preferred Stock (such that, after the transactions, $478 million of Series D Convertible Preferred Stock, and no Series B Convertible Preferred Stock, is outstanding). The new Series D Convertible Preferred Stock is convertible into shares of our common stock at a price of $117.50 per share. Preferred dividends on the Series D Convertible Preferred Stock accrue at an annual rate of 6.59% in the first year, 6.99% in the second year, and 7.28% in the third year and each year thereafter. The Series D Convertible Preferred Stock also

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participates in any dividend or distribution paid on our common stock on an as converted basis. Voting rights of the Series D Convertible Preferred Stock are on an as-converted basis, and the holders of the Series D Convertible Preferred Stock have a voting limit of 40% of the total voting power of the Company until August 8, 2023. The holders of the Series D Convertible Preferred Stock have certain put rights upon certain events constituting a change of control of the Company.
In connection with the closing of the transactions contemplated by the combination agreement, we entered into certain agreements which confer rights on Mr. Monty J. Bennett, Mr. Archie Bennett and/or other entities controlled by them, as set forth below.
Investor Rights Agreement
In connection with our November 6, 2019 acquisition of Remington Lodging’s hotel management business, the Company, Mr. Monty J. Bennett, Mr. Archie Bennett, Jr., MJB Investments, LP, Mr. James L. Cowen, Mr. Jeremy J. Welter, Mr. Mark A. Sharkey, Ms. Marissa A. Bennett and other related parties entered into an investor rights agreement governing the relationship of such parties subsequent to such closing. The investor rights agreement supersedes and replaces the previously existing investor rights agreement, dated August 8, 2018, in all respects.
Board Designation Rights. For so long as the holders of Series D Convertible Preferred Stock (together with each person that succeeds to their respective interests as the result of a transfer permitted under the investor rights agreement, the “Covered Investors”) beneficially own no less than 20% of the issued and outstanding shares of our common stock (taking into account the Series D Convertible Preferred Stock on an as-converted basis), Mr. Monty J. Bennett, during his lifetime, and the Covered Investors holding 55% of the common stock (taking into account the Series D Convertible Preferred Stock on an as-converted basis held by all Covered Investors) thereafter, will be entitled to nominate one individual (other than Mr. Archie Bennett, Jr.), and Mr. Archie Bennett, Jr., during his lifetime, and the Covered Investors holding 55% of the common stock (taking into account the Series D Convertible Preferred Stock on an as-converted basis held by all Covered Investors) thereafter, will be entitled to nominate one individual (other than Mr. Archie Bennett, Jr.) for election as a member of our board of directors of (each, a “Seller Nominee”). Initially, Mr. Monty J. Bennett will serve as the Seller Nominee of Mr. Monty J. Bennett, and Mr. W. Michael Murphy will serve as the Seller Nominee of Mr. Archie Bennett, Jr.
In the event we fail to pay the accrued preferred dividends on the Series D Convertible Preferred Stock for two consecutive quarterly periods, the Covered Investors agree that one of the two additional board designation rights arising under the Certificate of Designation (as defined below) shall be vested in Mr. Archie Bennett, Jr., during his lifetime, and the other such board designation right shall be vested in Mr. Monty J. Bennett, during his lifetime. In furtherance of the foregoing, each Covered Investor agrees that it will vote all of such Covered Investor’s Series D Convertible Preferred Stock, and consent to any action by the holders of the Series D Convertible Preferred Stock without a meeting as permitted under appropriate state law, as may be directed Mr. Archie Bennett, Jr., or Mr. Monty J. Bennett, respectively, in connection with their designation of the individuals to fill such board seats.
Transfer Restrictions. For five years after the closing of the transactions contemplated by the combination agreement, each of the Covered Investors are prohibited from transferring our common stock or Series D Convertible Preferred Stock to any person that is or would become, together with such person’s affiliates and associates, a beneficial owner of 10% or more of the then outstanding shares of our common stock, taking into account the Series D Convertible Preferred Stock on an as converted basis, except (i) to family members and in connection with estate planning, (ii) as a result of any voting agreement between Mr. Monty J. Bennett and Mr. Archie Bennett, Jr., (iii) transfers in which no transferee (or group of affiliated or associated transferees) would purchase or receive 2% or more of the outstanding voting shares of the Company, (iv) in connection with any widespread public distribution of shares of our common stock or Series D Convertible Preferred Stock registered under the Securities Act, or (v) a transfer to any transferee that would beneficially own more than 50% of our outstanding common stock and Series D Convertible Preferred Stock without any transfer from a Covered Investor, unless such transfer restrictions have been waived by the affirmative vote of the majority of our stockholders that are not affiliates or associates of the Covered Investors.
Voting Limitations. The investor rights agreement provides that the Covered Investors agree that on matters submitted to a vote of the holders of voting securities of the Company, the Covered Investors will have the right to vote or direct or cause the vote of the shares as to which they hold sole voting power or are held by immediate family members (or a trust for the benefit of such person) (collectively, the “Sole Voting Shares”) as the Covered Investors determine, in their sole discretion, except (i) if, prior to August 8, 2023 only with respect to the voting securities of the

2020 Proxy Statement 53

Company, the combined voting power of the Reference Shares (as defined below) of the Company exceeds 40.0% (plus the combined voting power of (A) any common stock of the Company purchased by any Covered Investor in an arm’s length transaction after the closing of the transactions contemplated by the combination agreement from a person other than the Company or a subsidiary of the Company, for cash, including through open market purchases, and (B) privately negotiated transactions or any distributions of our common stock by either of Ashford Trust or Braemar to its respective stockholders pro rata) of the combined voting power of all of our outstanding voting securities entitled to vote on any given matter, then Reference Shares of the Company representing voting power equal to such excess will be deemed to be “Company Cleansed Shares” under the investor rights agreement. The Covered Investors agree that they will vote, or cause to be voted, out of the Covered Investors’ Sole Voting Shares, shares constituting voting power equal to the voting power of the Company Cleansed Shares in the same proportion as the holders of such class or series of voting securities of the Company vote their shares with respect to such matters, exclusive of the Reference Shares of the Company voted by the Covered Investors. These restrictions may be waived by a majority vote or consent of our independent directors that have no personal interest in the matter to be voted upon. “Reference Shares” means all voting securities the Company that are (without duplication): (i) beneficially owned by any Covered Investor, including any such voting securities as to which any Covered Investor has sole or shared voting power; (ii) beneficially owned by any member of a Group of which any Covered Investor is a member; or (iii) subject to or referenced in any derivative or synthetic interest that (A) conveys any voting right in our common stock or (B) is required to be, or is capable of being, settled through delivery of our common stock in either case, that is held or beneficially owned by any Covered Investor or any controlled affiliate or any Covered Investor. The Covered Investors also agree among themselves that the total number of votes attributable to Reference Shares that are not Cleansed Shares will be proportionately allocated among the Covered Investors based on a percentage, the numerator of which is the number of Reference Shares held by such Covered Investor, and the denominator of which is the total number of Reference Shares held by all Covered Investors in the aggregate.
The Holder Group Investors (as defined below) will not, subject to certain exceptions and until the aggregate voting power of the Holder Group Investors is less than 25% of the combined voting power of all of the outstanding voting securities of the Company on any given matter, until the fifth anniversary of the closing of the transactions contemplated by the combination agreement: (i) take any action, vote such Holder Group Investor’s securities, or into any transaction, including by acting in consent with another person, that would result in the Company being treated as a “controlled company” under the applicable rules of the NYSE American nor (ii) take any action, vote such Holder Group Investor’s securities, or into any transaction, including by acting in concert with another person, that results in the Company engaging in a Rule 13e-3 Transaction (as defined in the rules and regulations issued by the SEC under the Exchange Act), provided, that the restriction set forth in this clause (ii) may be waived by the affirmative vote of a majority of the issued and outstanding shares of our voting stock (taking into account the Series D Convertible Preferred Stock on an as-converted basis) that are not beneficially owned by the Holder Group Investors (provided that, for purposes of clause (ii), our voting stock that is owned of record by Ashford Trust or Braemar shall not be deemed to be beneficially owned by the Holder Group Investors so long as the decision to vote such shares on such waiver is solely determined by a majority of the members of the board of directors of the applicable entity who are independent within the meaning of applicable rules of the NYSE American (or any exchange on which our voting stock is then listed) and do not have a material financial interest in such Rule 13e-3 Transaction (or a duly appointed board committee consisting only of such independent and disinterested board members)).
Put Option. Each Covered Investor has the option, exercisable with respect to each and every Change of Control (defined below) that may occur following the date of the Investor Rights Agreement, to sell to the Company all or any portion of the Series D Convertible Preferred Stock then owned by such Covered Investor (the “Change of Control Put Option”) at any time during the ten business day consecutive period following the consummation of a Change of Control. “Change of Control” means, with respect to any Covered Investor, any of the following, in each case that was not voted for or consented to by such Covered Investor solely in its capacity as a stockholder of the Company (but not in any other capacity): (i) any person (other than Mr. Monty J. Bennett, Mr. Archie Bennett, Jr., MJB Investments, LP their controlled affiliates, any trust or other estate in which any of them has a substantial beneficial interest or as to which any of them serves as trustee or in a similar fiduciary capacity, any immediate family member of Mr. Monty J. Bennett or Mr. Archie Bennett, Jr., or any group (as defined in Rule 13d-5(b) under the Exchange Act)) acquires beneficial ownership of securities of the Company that, together with the securities of the Company previously beneficially owned by the first such person, constitutes more than 50% of the total voting power of our outstanding securities, or (ii) the sale, lease, transfer or other disposition (other than as collateral) of all or a majority of our (taken as a whole) assets or income or revenue generating capacity, other than to any direct or indirect majority-owned and controlled affiliate of the Company.

54	2020 Proxy Statement

In the event that a Covered Investor exercises the Change of Control Put Option, the price to be paid by the Company to such exercising Covered Investor will be an amount, payable in cash or our common stock (at the election of such Covered Investor), equal to (i) $25.125, plus (ii) all accrued and unpaid dividends, plus (iii) in the event that a Change of Control Put Option is exercised prior to June 30, 2026, an additional amount equal to, initially, 24% of $25 until the first anniversary of the closing of the transactions contemplated by the combination agreement, with such percentage reduced by (A) 4% for each year thereafter, inclusive of the year in which the Change of Control Put Option is exercised, until the fourth anniversary of the closing of the transactions contemplated by the combination agreement and (B) 3% for each year thereafter until the sixth anniversary of the closing of the transactions contemplated by the combination agreement, at which time such percentage shall be 3% until June 30, 2026.
Preemptive Rights. The Investor Rights Agreement also provides that, except for issuances contemplated by the transaction documents entered into under the Combination Agreement, we will not issue any equity securities, rights to acquire equity securities of the Company or debt convertible into equity securities of the Company (collectively, the “New Securities”), unless we give the Bennetts and each person that succeeds to the interests of the Bennetts and certain permitted transferees (“Holder Group Investors”) notice of its respective intention to issue New Securities and the right of such Holder Group Investor to acquire such Holder Group Investor’s pro rata share of the New Securities.
Termination. The Investor Rights Agreement terminates by its terms on the earliest of (i) the written agreement of the Company and the Covered Investors holding in the aggregate 55% of the total number of shares of our common stock (taking into account the Series D Convertible Preferred Stock on an as converted basis) and (ii) the date on which the Covered Investors no longer own any of our common stock or Series D Convertible Preferred Stock; provided certain specified provisions will last for the time periods provided by their terms, and others will last indefinitely.
A Covered Investor will automatically cease to be bound by the Investor Rights Agreement solely in its capacity as a Covered Investor at such time as such Covered Investor no longer owns any of our common stock or any Series D Convertible Preferred Stock.
Merger and Registration Rights Agreement
In connection with our November 6, 2019 acquisition of Remington Lodging’s hotel management business, the Company, Ashford Merger Sub Inc., the Bennetts and the Covered Investors entered into a merger and registration rights agreement. Pursuant to the merger and registration rights agreement, the Company was required, no later than 120 days following the effective time of the merger, file a registration statement under the Securities Act to permit the resale of the Series D Convertible Preferred Stock and our common stock into which the Series D Convertible Preferred Stock is convertible. We were required to use our commercially reasonable efforts to cause the registration statement to become effective and remain available for the resale of the securities covered by the registration statements. In certain circumstances, including at any time that we are in possession of material nonpublic information, we will have the right to suspend sales under the registration statement. On March 5, 2020 we filed a registration statement on Form S-3 with the SEC to register the resale of the Series D Convertible Preferred Stock and our common stock into which the Series D Convertible Preferred Stock is convertible. That registration statement was declared effective by the SEC on March 12, 2020.
Non-Competition Agreement
In connection with our November 6, 2019 acquisition of Remington Lodging’s hotel management business, the Company and the Bennetts entered into a non-competition agreement. Subject to certain exclusions, the non-competition agreement provides that for a period of the later of five years following the closing of the transactions contemplated by the combination agreement, or three years following the date on which Mr. Monty J. Bennett is no longer our principal executive officer, each of Mr. Monty J. Bennett and Mr. Archie Bennett, Jr. will not, and will cause its controlled affiliates not to, directly or indirectly (i) engage in, or have an interest in a person that engages directly or indirectly in, (a) the hotel management business conducted by Remington and its subsidiaries within the lodging industry, including hotel operations, sales and marketing, revenue management, budget oversight, guest service, asset maintenance (not involving capital expenditures) and related services conducted by Remington and its subsidiaries or (b) the project management business conducted by Premier, within the lodging industry, including construction management, interior design, architecture, and the purchasing, expediting, warehousing, freight management, installation and supervision of property and equipment, and related services, in each case in clause (a) or (b) anywhere in the United States (excluding certain passive investments and existing relationships); or (ii) intentionally interfere in any material respect with the business relationships between Remington, Premier and

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their respective customers, clients or vendors. Notwithstanding the foregoing, each of the Bennetts may, among other things, (A) freely pursue any opportunity to acquire ownership, directly or indirectly, in any interests in real properties in the lodging industry if such opportunity has been presented to the board of each of the Company, Ashford Trust and Braemar and none of the foregoing elect to pursue or participate in such opportunity and (B) with respect to any hotel properties in which the Bennetts, or any of their controlled affiliates, own, directly or indirectly (other than through their ownership interests in Ashford Trust or Braemar), in the aggregate at least a 5% interest (such hotel properties, “Bennett-Owned Properties”), each Bennett, and any of his controlled affiliates, directly or indirectly: (x) may self-manage the provision of hotel management business services or project management business services to such Bennett-Owned Properties, but may not provide any such services to any other hotels not constituting Bennett-Owned Properties, or (y) may require that the Company provide hotel management business services and project management business services pursuant to the terms of the hotel services agreement (as described below).
Transition Cost Sharing Agreement
In connection with our November 6, 2019 acquisition of Remington Lodging’s hotel management business, the Bennetts entered into a transition cost sharing agreement with us, pursuant to which the Company and Remington will provide the Bennetts with family office related services, including accounting, tax, legal and general office and administrative support services (collectively, the “Services”) generally in accordance with Remington Lodging’s past practice prior to the closing. The Bennetts will pay to the Company and Remington the actual costs incurred by the Company and Remington, including salaries, employment taxes and benefits applicable to the employees of the Company and Remington providing the Services, based on the percentage of time spent by such employees in providing the Services, relative to the time spent by such employees on matters not related to the Services, plus applicable allocated overhead and other expenses incurred, in each case without mark-up. Subject to certain exceptions, the Services are required to be provided by the Company and Remington until the last to occur of: (i) the tenth anniversary of the date of the transition cost sharing agreement; (ii) the death of Mr. Archie Bennett, Jr. and (iii) 30 days following the date on which Mr. Monty J. Bennett is no longer employed by us as our Chief Executive Officer, or substantially similar executive position, or ceases to serve as a member of our Board of Directors.
Hotel Services Agreement
In connection with our November 6, 2019 acquisition of Remington Lodging’s hotel management business, the Bennetts entered into a hotel services agreement with us, pursuant to which we will provide specified hotel project management and hotel management services to any hotel in which the Bennetts, in the aggregate, directly or indirectly (other than through their ownership of interests in Ashford Trust and Braemar) own at least a 5% interest, in exchange for fees in an amount equal to the cost of such services provided plus 5%, until the last to occur of: (i) the tenth anniversary of the commencement of services or (ii) the death of Mr. Archie Bennett, Jr. and Mr. Monty J. Bennett.

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OTHER PROPOSALS
The proxies intend to exercise their discretionary authority to vote on any stockholder proposals submitted at the Annual Meeting as permitted by Rule 14a-4(c) promulgated under the Exchange Act and not included in this proxy statement. For a stockholder proposal to be considered for inclusion in the company’s proxy statement for the 2021 annual meeting of stockholders, our corporate secretary must receive the written proposal at our principal office no later than the close of business on December 2, 2020. Such proposals also must comply with Exchange Act Rule 14a-8 regarding the inclusion of stockholder proposals in company sponsored proxy materials. Proposals should be addressed to the attention of Investor Relations, Ashford Inc., 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254.
Any proposal that a stockholder intends to present at the 2021 annual meeting of stockholders other than by inclusion in our proxy statement pursuant to Rule 14a-8 must be received by us no earlier than December 2, 2020 and no later than January 2, 2021. Stockholders are advised to review our bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations, copies of which are available without charge upon request to the Corporate Secretary, Ashford Inc., 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254.
GENERAL INFORMATION ABOUT VOTING
Solicitation of Proxies
This proxy is solicited by and on behalf of the Board of Directors. Our directors, officers and other employees of Ashford may solicit the return of proxies by personal interview, mail, telephone, e-mail or facsimile. We will not pay additional compensation to our directors, officers and employees for their solicitation efforts, but we will reimburse them for any out of pocket expenses they incur in their solicitation efforts. We also intend to request persons holding shares of our common stock in their name or custody, or in the name of a nominee, to send proxy materials to their principals and request authority for the execution of the proxies, and we will reimburse such persons for their expense in doing so. We will bear the expense of soliciting proxies for the Annual Meeting, including the cost of mailing.
Electronic Availability of Proxy Materials
To expedite delivery, reduce our costs and decrease the environmental impact of printing and mailing our proxy materials, we used “Notice and Access” in accordance with an SEC rule that permits us to provide these materials to our shareholders over the Internet. On or about April 1, 2020, we sent a Notice of Internet Availability of Proxy Materials to certain of our shareholders containing instructions on how to access our proxy materials online. If you received a Notice, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy materials online. The Notice also instructs you on how you may submit your proxy via the internet. If you received a Notice and would like to receive a copy of our proxy materials, follow the instructions contained in the Notice to request a paper or email copy on a one-time or ongoing basis. Shareholders who do not receive the Notice will continue to receive either a paper or electronic copy of this proxy statement and our 2020 Annual Report to Shareholders, which will be sent on or about April 1, 2020.
Voting Securities
Our outstanding voting equity securities are shares of our common stock and Series D Convertible Preferred Stock. Each share of common stock entitles the holder to one vote, and each share of Series D Convertible Preferred Stock is entitled to vote with the common stock on an as-converted basis. As of March 16, 2020, there were 2,461,751 shares of common stock outstanding and entitled to vote and 19,120,000 shares of Series D Convertible Preferred Stock outstanding and entitled to vote (which shares are convertible, in the aggregate, into 4,068,085 shares of common stock). The Series D Convertible Preferred Stock will vote together with the holders of our common stock as a single class on all matters, with the number of votes attributable to each share of Series D Convertible Preferred Stock determined on an as-converted basis, subject to the applicable voting limitations. Only stockholders of record at the close of business on March 16, 2020 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment of the Annual Meeting.

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Voting
If you hold your common stock or Series D Convertible Preferred Stock in your own name as a holder of record, you may instruct the proxies to vote your common stock or Series D Convertible Preferred Stock by signing, dating and mailing the proxy card. You may also vote your common stock or Series D Convertible Preferred Stock in person at the Annual Meeting, by telephone or electronically. Each stockholder may appoint only one proxy holder or representative to attend the meeting on his or her behalf.
If your common stock or Series D Convertible Preferred Stock is held on your behalf by a broker, bank or other nominee, you will receive instructions from them that you must follow to have your common stock or Series D Convertible Preferred Stock voted at the Annual Meeting.
Counting of Votes
A quorum will be present at the Annual Meeting if the holders of a majority in voting power of the outstanding shares entitled to vote are present in person or by proxy. If you have returned valid proxy instructions or if you hold your shares in your own name as a holder of record and attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the Annual Meeting may be adjourned by the Chairman of the meeting or by a vote of a majority of the shares represented at the Annual Meeting until a quorum has been obtained.
The affirmative vote of a plurality of all of the votes cast for and against each nominee will be required to elect each nominee to the Board of Directors (Proposal One). The affirmative vote of a majority of all of the votes cast at the annual meeting will be required for approval, on an advisory basis, of the company’s executive compensation and on the frequency of future advisory votes on executive compensation (Proposals Two and Three). However, in the case of the say-on-frequency vote (Proposal Three), in the event that no option receives an affirmative vote of a majority of all of the votes cast at the annual meeting required for approval, on an advisory basis, we will consider the option that receives the highest number of votes cast to be the frequency recommendation selected by stockholders. The affirmative vote of a majority of all of the votes cast on such proposal will be required to ratify the appointment of BDO USA, LLP as our independent auditor for the year ending December 31, 2020 (Proposal Four) and for any other matter that may properly come before the stockholders at the Annual Meeting.
If you are the beneficial owner of shares held in the name of a broker, trustee or other nominee and do not provide that broker, trustee or other nominee with voting instructions, your shares may constitute “broker non-votes.” The election of directors (Proposal One) and the advisory compensation proposals (Proposals Two and Three) are non-discretionary items under the rules of the NYSE American and may not be voted by brokers, banks or other nominees who have not received specific voting instructions from the beneficial owner of the shares. It is therefore important that you provide instructions to your broker so that your shares will be counted for purposes of Proposals One through Three. The ratification of the appointment of BDO USA, LLP as our independent auditor (Proposal Four) is a discretionary item, and as such, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.
Abstentions and broker non-votes are included in determining whether a quorum is present, as they are considered present and entitled to cast a vote (even if, in the case of broker non-votes, they are only entitled to vote on Proposal Four). Abstentions and broker non-votes, if any, will not be considered as votes cast, and accordingly will have no effect on the outcome of, Proposals One through Four.
If you sign and return your proxy card without giving specific voting instructions, your shares will be voted consistent with the Board’s recommendations.
Right To Revoke Proxy
If you hold shares of common stock or Series D Convertible Preferred Stock in your own name as a holder of record, you may revoke your proxy instructions through any of the following methods:
•	notify our Corporate Secretary in writing before your shares of common stock or Series D Convertible Preferred Stock have been voted at the Annual Meeting;
•	sign, date and mail a new proxy card to Broadridge; or
•	attend the Annual Meeting and vote your shares of common stock and Series D Convertible Preferred Stock in person.

58	2020 Proxy Statement

You must meet the same deadline when revoking your proxy as when voting your proxy. See the “Voting” section of this proxy statement for more information.
If shares of common stock or Series D Convertible Preferred Stock are held on your behalf by a broker, bank or other nominee, you must contact them to receive instructions as to how you may revoke your proxy instructions.
Multiple Stockholders Sharing the Same Address
The SEC rules allow for the delivery of a single copy of an annual report and proxy statement to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly upon written or oral request separate copies of our annual report and proxy statement to a stockholder at a shared address to which a single copy was delivered. Requests for additional copies of the proxy materials, and requests that in the future separate proxy materials be sent to stockholders who share an address, should be directed to Ashford Inc., Attention: Investor Relations, 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254 or by calling (972) 490-9600. In addition, stockholders who share a single address but receive multiple copies of the proxy materials may request that in the future they receive a single copy by contacting us at the address and phone number set forth in the previous sentence. Depending upon the practices of your broker, bank or other nominee, you may need to contact them directly to continue duplicate mailings to your household. If you wish to revoke your consent to householding, you must contact your broker, bank or other nominee. If you hold shares of common stock or Series D Convertible Preferred Stock in your own name as a holder of record, householding will not apply to your shares.
If you wish to request extra copies, free of charge, of any annual report, proxy statement or information statement, please send your request to Ashford Inc., Attention: Investor Relations, 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254 or call (972) 490-9600. You can also obtain copies from our website at www.ashfordinc.com. The information contained on our website is expressly not incorporated by reference into this proxy statement.
Annual Report
Stockholders may request a free copy of our 2019 Annual Report, which includes our 2019 Form 10-K, by writing to the Corporate Secretary, Ashford Inc., 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254. Alternatively, stockholders may access our 2019 Annual Report on our website at www.ashfordinc.com. We will also furnish any exhibit to our 2019 Form 10-K if specifically requested. The information contained on our website is expressly not incorporated by reference into this proxy statement.
Other Matters
We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.
About this Proxy Statement
We are a “smaller reporting company” under the rules of the SEC and as such are not required to include certain information in this proxy statement that companies that are not “smaller reporting companies” must include, including a compensation discussion and analysis, certain compensation tables and related narrative information and pay ratio disclosure. We have elected to take advantage of such lesser disclosure requirements in presenting information in this proxy statement.

2020 Proxy Statement 59

ADDITIONAL INFORMATION
We file annual, quarterly and special reports, proxy statements and other information with the SEC at 100 F Street N.E., Washington, D.C. 20549-1090. Our SEC filings are also available to the public from commercial document retrieval services and on the website maintained by the SEC at www.sec.gov. We make available on our website at www.ashfordinc.com, free of charge, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, press releases, charters for the committees of our Board, our Corporate Governance Guidelines, our Code of Business Conduct and Ethics, our Code of Ethics for our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer and other Company information, including amendments to such documents as soon as reasonably practicable after such materials are electronically filed or furnished to the SEC or otherwise publicly released. Such information will also be furnished upon written request to Ashford Inc., Attention: Investor Relations, 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254 or by calling (972) 490-9600.
Any statement contained in this proxy statement will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.
You should rely only on the information contained in this proxy statement to vote on each of the proposals submitted for stockholder vote. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated April 1, 2020. You should not assume that the information contained in this proxy statement is accurate as of any later date.

60	2020 Proxy Statement

ASHFORD INC.
ATTN: ROBERT G. HAIMAN
14185 DALLAS PARKWAY
SUITE 1100
DALLAS, TX 75254

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D00160-P34756

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ASHFORD INC.

The Board of Directors unanimously recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Monty J. Bennett
02) Dinesh P. Chandiramani
03) Darrell T. Hail
04) J. Robison Hays, III
05) Uno Immanivong
06) W. Michael Murphy
07) Brian Wheeler

The Board of Directors unanimously recommends you vote FOR proposal 2.

	For	Against	Abstain
2. To obtain advisory approval of the Company's executive compensation.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
3. To recommend, on an advisory basis, the frequency of future advisory votes on the compensation of the Company's named executive officers.	☐	☐	☐	☐

The Board of Directors unanimously recommends you vote FOR proposal 4.

	For	Against	Abstain
4. To ratify the appointment of BDO USA, LLP, a national public accounting firm, as the Company's independent auditors for the fiscal year ending December 31, 2020.	☐	☐	☐

NOTE: To transact any other business that may properly come before the annual meeting of stockholders or any adjournment of the annual meeting.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting of Stockholders:
The Notice and Proxy Statement and the 2019 Annual Report are available at www.proxyvote.com

D00161-P34756

ASHFORD INC.

ANNUAL MEETING OF STOCKHOLDERS - MAY 14, 2020

The undersigned, having received notice of the 2020 Annual Meeting of Stockholders of Ashford Inc. (the "Company") and management's Proxy Statement therefor, and revoking all prior proxies, hereby appoint(s) Mr. Robert G. Haiman and Mr. Deric S. Eubanks (with full power of substitution) as proxies of the undersigned to attend the 2020 Annual Meeting of Stockholders of the Company to be held on Thursday, May 14, 2020 and any adjourned sessions thereof, and there to vote and act upon the matters listed on the reverse side in respect of all shares of common stock of the Company which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR AN ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY YEAR AND FOR PROPOSALS 2 AND 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE